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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACNB CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 25, 2009

Dear Fellow Shareholders of ACNB Corporation:

        On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 5, 2009, at 1:00 p.m., prevailing time, at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement is the notice of meeting, proxy card, ACNB Corporation's 2008 Annual Review, and ACNB Corporation's 2008 Annual Report on Form 10-K.

        The principal business of the meeting is to fix the number of Directors of ACNB Corporation at thirteen (13); to fix the number of Class 1 Directors at five (5); to fix the number of Class 2 Directors at four (4); to fix the number of Class 3 Directors at four (4); to elect four (4) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified; to approve and adopt an amendment to the Articles of Incorporation of ACNB Corporation to authorize preferred stock; to approve and ratify the ACNB Corporation 2009 Restricted Stock Plan; to ratify the selection of Beard Miller Company, LLP as ACNB Corporation's independent auditors; and, to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

        Whether or not you plan to attend the annual meeting, I urge you to vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy card will save the Corporation expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

        I look forward to seeing you on May 5, 2009, at the Corporation's annual meeting.

Sincerely,

Thomas A. Ritter
 President & Chief Executive Officer

ACNB CORPORATION

OTC BB TRADING SYMBOL: ACNB

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

2009

www.acnb.com

Proxy Statement

Dated and to be mailed to shareholders on or about March 25, 2009.

ACNB CORPORATION
16 LINCOLN SQUARE
P.O. BOX 3129
GETTYSBURG, PENNSYLVANIA 17325
(717) 334-3161

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2009

TO THE SHAREHOLDERS OF ACNB CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ACNB Corporation will be held at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325 on Tuesday, May 5, 2009, at 1:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

  1.
  To fix the number of Directors of ACNB Corporation at thirteen (13);

  2.
  To fix the number of Class 1 Directors at five (5);

  3.
  To fix the number of Class 2 Directors at four (4);

  4.
  To fix the number of Class 3 Directors at four (4);

  5.
  To elect four (4) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

  6.
  To approve and adopt the amendment to the Articles of Incorporation of ACNB Corporation to authorize preferred stock;

  7.
  To approve and ratify the ACNB Corporation 2009 Restricted Stock Plan;

  8.
  To ratify the selection of Beard Miller Company, LLP as ACNB Corporation's independent auditors; and,

  9.
  To transact such other business as may properly come before the 2009 Annual Meeting and any adjournment or postponement thereof.

        Only those shareholders of record, at the close of business on March 10, 2009, are entitled to notice of and to vote at the meeting.

        Please promptly sign the enclosed proxy card and return it in the enclosed postage-paid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time prior to it being voted. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting.

        The Corporation's Board of Directors is distributing the proxy statement, proxy card, ACNB Corporation's 2008 Annual Review, and ACNB Corporation's 2008 Annual Report on Form 10-K on or about March 25, 2009.

BY ORDER OF THE BOARD OF DIRECTORS,
Thomas A. Ritter President & Chief Executive Officer

Gettysburg, Pennsylvania
March 25, 2009

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

PROXY STATEMENT

GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

        ACNB Corporation, a Pennsylvania business corporation and registered financial holding company, furnishes this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Corporation's Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on May 5, 2009, at 1:00 p.m. at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325. Included with this proxy statement is a copy of ACNB Corporation's 2008 Annual Review and ACNB Corporation's 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

        The Corporation's principal executive office is located at 16 Lincoln Square, Gettysburg, Pennsylvania 17325. The Corporation's telephone number is (717) 334-3161. All inquiries regarding the annual meeting should be directed to Lynda L. Glass, Executive Vice President & Secretary of ACNB Corporation, at (717) 339-5085.

Description of ACNB Corporation

        ACNB Corporation was formed in 1982, then became the holding company for Adams County National Bank in 1983. ACNB Corporation's wholly-owned banking subsidiary is Adams County National Bank. Farmers National Bank of Newville is a division of Adams County National Bank. The Corporation's primary activity consists of owning and supervising its banking subsidiary.

        On January 5, 2005, the Corporation completed its acquisition of Russell Insurance Group, Inc. The Corporation now owns and supervises Russell Insurance Group, Inc. as its insurance subsidiary.

        We have not authorized anyone to provide you with information about the Corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Internet Availability of Proxy Materials

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 5, 2009. The notice of meeting, proxy statement, proxy card, ACNB Corporation's 2008 Annual Review, and ACNB Corporation's 2008 Annual Report on Form 10-K are available at www.acnb.com under the ACNB Corporation Investor Relations tab or directly at
http://www.acnb.com/home/acn.acn_meeting.

 VOTING PROCEDURES

Solicitation and Voting of Proxies

        The Board of Directors solicits this proxy for use at the Corporation's 2009 Annual Meeting of Shareholders. The Corporation's directors and officers and bank employees may solicit proxies in person or by telephone, facsimile, email or other similar electronic means without additional compensation. The Corporation's subsidiary bank will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Corporation sends to its shareholders. The Corporation will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. The Corporation's subsidiary bank will reimburse these third parties for their reasonable forwarding expenses. This proxy statement and the related proxy card are being distributed on or about March 25, 2009.

        Shareholders of record at the close of business on Tuesday, March 10, 2009 (the voting record date), are entitled to vote at the meeting. The Corporation's records show that, as of the voting record date, 5,955,943 shares of the Corporation's common stock, par value $2.50 per share, were outstanding. On all matters to come before the annual meeting, shareholders may cast one (1) vote for each share held. Cumulative voting rights do not exist with respect to the election of directors.

        You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and vote, if you later decide to attend in person. If your shares are registered directly in your name with ACNB Corporation's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxyholders or to vote in person at the meeting. The Corporation has enclosed a proxy card for your use.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

        By properly completing a proxy, you appoint Wayne E. Lau and Robert W. Miller as proxyholders to vote your shares, as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:

  •
  Fixing the number of Directors of ACNB Corporation at thirteen (13);

  •
  Fixing the number of Class 1 Directors at five (5);

  •
  Fixing the number of Class 2 Directors at four (4);

  •
  Fixing the number of Class 3 Directors at four (4);

  •
  Electing four (4) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

  •
  Approving and adopting the amendment to the Articles of Incorporation of ACNB Corporation to authorize preferred stock;

  •
  Approving and ratifying the ACNB Corporation 2009 Restricted Stock Plan;

  •
  Ratifying the selection of Beard Miller Company, LLP as ACNB Corporation's independent auditors; and,

  •
  Transacting such other business as may properly come before the 2009 Annual Meeting and any adjournment or postponement thereof.

        You may revoke your written proxy by delivering written notice of revocation to Lynda L. Glass, Executive Vice President & Secretary of ACNB Corporation, or by executing a later dated proxy and giving written notice of the revocation to Ms. Glass at any time before the proxy is voted at the meeting. Proxyholders will vote shares represented by proxies on the accompanying proxy card, if properly signed and returned, in accordance with instructions of shareholders.

        Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

        This proxy statement is being mailed to the Corporation's shareholders on or about March 25, 2009.

Quorum and Vote Required for Approval

        As of the close of business on March 10, 2009, the Corporation had 5,955,943 shares of common stock, par value $2.50 per share, outstanding.

        A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and ACNB Corporation's Bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one (1) vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under ACNB Corporation's Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

        If a quorum is present, approval to fix the number of directors of the Board of Directors and to fix the number of directors in each class requires the affirmative "FOR" vote of a majority of all shares present, in person or by proxy. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against the proposals. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

        If a quorum is present, the shareholders will elect the nominees for director receiving the highest number of "FOR" votes cast by those shareholders entitled to vote for the election of directors. The proxyholders will not cast votes for or against any director nominees where the broker withheld authority.

        If a quorum is present, approval and adoption of the amendment to the Articles of Incorporation to authorize preferred stock and approval and ratification of the ACNB Corporation 2009 Restricted Stock Plan both require the affirmative vote of at least a majority of the votes cast at the annual meeting.

GOVERNANCE OF THE CORPORATION

        Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound, and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), rules and listing standards of the OTC Bulletin Board, SEC regulations, as well as best practices suggested by recognized governance authorities. Currently, our Board of Directors has thirteen (13) members. Under the SEC and Nasdaq standards for independence, all non-employee directors and nominees meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee, Nominating Committee, and Compensation Committee.

        In determining each director's and nominee's independence, the Board of Directors considered loan transactions between the bank and the individuals, their family members, and businesses with which they are associated. The table below includes a description of other categories or types of transactions, relationships or arrangements considered by the Board (in addition to those listed above and those transactions set forth under "Transactions with Directors and Executive Officers" below) in reaching its determination that the directors are independent.

Name	Independent	Other Transactions/ Relationships/Arrangements
Philip P. Asper	Yes	None
Frank Elsner, III	Yes	None
James J. Lott	Yes	None
Robert W. Miller	Yes	None
Daniel W. Potts	Yes	None
John R. Schnitzer	Yes	None
Marian B. Schultz	Yes	None
Alan J. Stock	Yes	Vendor Relationship
Jennifer L. Weaver	Yes	None
Harry L. Wheeler	Yes	None
James E. Williams	Yes	Vendor Relationship

        In each case, the Board of Directors determined that none of the transactions impaired the independence of the director.

Directors of ACNB Corporation

        The following table sets forth, as of March 10, 2009 (in alphabetical order), selected information about the Corporation's directors and director nominees.

Name	Class of Director	Director Since		Age as of March 10, 2009
Philip P. Asper	3	1988		60
Frank Elsner, III, Vice Chairman	3	2002		48
Ronald L. Hankey, Chairman	1	1982		68
James J. Lott	1	2007		46
Robert W. Miller	1	2007		60
Daniel W. Potts	3	2004		56
Thomas A. Ritter	3	2001		57
John R. Schnitzer	2	—	(1)	45
Marian B. Schultz	1	1992		59
Alan J. Stock	2	2005		51
Jennifer L. Weaver	2	1992		62
Harry L. Wheeler	2	1999		68
James E. Williams	1	2007		55

(1)
New Nominee for 2009.

Executive Officers of ACNB Corporation

        The following table sets forth, as of March 10, 2009, selected information about the Corporation's Named Executive Officers, each of whom is appointed by the Board of Directors and each of whom holds office at the Board's discretion.

Name and Position	Position Held	Age as of March 10, 2009
Ronald L. Hankey
Chairman of the Board	1982	68
Chief Executive Officer	1982-2003
President	1982-2000
Thomas A. Ritter
Chief Executive Officer	2003	57
President	2001
Executive Vice President	2000-2001
Frank C. Russell, Jr.
President & Chief Executive
Officer of Russell Insurance Group, Inc.	2005	61
Lynda L. Glass
Secretary	2008	48
Secretary & Treasurer	2006-2008
Executive Vice President	2003
Assistant Secretary	1993-2003
David W. Cathell
Executive Vice President, Treasurer &
Chief Financial Officer	2008	54
Senior Vice President &
Chief Financial Officer	2007-2008
Principal Financial Officer	2006-2007

        Prior to the Corporation's acquisition of Russell Insurance Group, Inc. in 2005, Mr. Russell served as the President of Russell Insurance Group, Inc. since its founding in 1978.

        Prior to joining the Corporation, Mr. Cathell served as Senior Vice President & Chief Financial Officer of Fulton Bancshares Corporation in McConnellsburg, Pennsylvania, during 2005. Prior to that, Mr. Cathell was Executive Vice President & Chief Financial Officer of Pennsylvania State Bank in Camp Hill, Pennsylvania, from 1999 through 2004.

Meetings and Committees of the Board of Directors

        The Board of Directors of ACNB Corporation met twelve (12) times during 2008. The Corporation maintains an Audit Committee, Executive Committee, Compensation Committee, and Nominating Committee. A total of forty-three (43) Board and committee meetings of the Corporation's Board of Directors were held in 2008. During 2008, each of the directors attended at least 75% of the combined total number of meetings of the Corporation's Board of Directors and the committees of which he or she was a member. While the Board of Directors has no formal policy concerning attendance at the Annual Meeting of Shareholders, all directors are expected to attend. All of the directors attended the 2008 Annual Meeting of Shareholders, and we expect that they will all attend the 2009 Annual Meeting of Shareholders.

        Audit Committee.    Members of the Audit Committee during 2008 were Directors Daniel W. Potts, who served as Chairperson, Philip P. Asper, Wayne E. Lau, Robert W. Miller and Harry L. Wheeler. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. In addition, Ronald L. Hankey, Thomas A. Ritter and Lynda L. Glass serve as ex-officio members of this committee. The principal duties of the Audit Committee, as set forth in its charter, include reviewing significant audit and accounting principles, policies and practices; reviewing performance of internal auditing procedures; and, recommending annually to the Board of Directors the engagement of an independent auditor. The charter of the Audit Committee is attached to this 2009 Proxy Statement as Appendix A. The committee met four (4) times during 2008.

        Executive Committee.    Members of the Executive Committee during 2008 were Directors Frank Elsner, III, who served as Chairperson, Philip P. Asper, Wayne E. Lau, Marian B. Schultz, Alan J. Stock and Jennifer L. Weaver. In addition, Ronald L. Hankey, Thomas A. Ritter and Lynda L. Glass serve as ex-officio members of this committee. The principal duties of the Executive Committee are to act on behalf of the Board between meetings and to evaluate governance issues. The committee met five (5) times during 2008.

        Compensation Committee.    Members of the Compensation Committee during 2008 were Directors Wayne E. Lau, who served as Chairperson, Philip P. Asper, Frank Elsner, III, Marian B. Schultz, Jennifer L. Weaver, Harry L. Wheeler and James E. Williams. The principal duties of the Compensation Committee include evaluating and approving the executive officer compensation plans, policies and programs of the Corporation. The charter of the Compensation Committee is attached to the 2007 Proxy Statement as Appendix B. The Compensation Committee met six (6) times during 2008.

        Nominating Committee.    Members of the Nominating Committee during 2008 were Directors Philip P. Asper, who served as Chairperson, Frank Elsner, III, Marian B. Schultz, Alan J. Stock and Harry L. Wheeler. The principal duties of the Nominating Committee include identifying qualified individuals to serve on the Board and recommending nominees to the Board. The charter of the Nominating Committee is attached to the 2007 Proxy Statement as Appendix C. The Nominating Committee met four (4) times during 2008.

Shareholder Communications

        The Board of Directors has formal shareholder communications processes for the submission of shareholder proposals and nomination of directors, as described below. In addition, shareholders may contact any member of the Board personally, by telephone or by written correspondence, including email. Written communications received by the Corporation from shareholders are shared with the full Board as deemed appropriate.

Submission of Shareholder Proposals

        In order for a shareholder proposal (other than director nominations) to be considered for inclusion in ACNB Corporation's proxy statement for next year's annual meeting, the written proposal must be received by the Corporation no later than November 27, 2009.

        All proposals must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the Corporation after November 27, 2009, it is considered untimely; and, although the proposal may be considered at the annual meeting, the Corporation is not obligated to include it in the 2010 Proxy Statement.

Employee Code of Ethics

        Since May 1994, Adams County National Bank has had a Conflict of Interest/Code of Ethics. In 2003, as required by law and regulation, the Corporation's Board of Directors first adopted a Code of Ethics which is applicable to our directors, officers and employees.

        The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. We have filed a copy of the Code of Ethics with the SEC as an exhibit to the Form 8-K filed by the Corporation on March 20, 2009.

ELECTION OF DIRECTORS

Nomination of Directors

        The Corporation has a standing Nominating Committee with a charter. The Nominating Committee Charter is attached as Appendix C to the 2007 Proxy Statement. Recommendations to the Board of Directors as to the nominees for election as directors at the annual meeting of the shareholders are provided by the Nominating Committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a recommendation in writing to the Secretary of the Corporation in compliance with the requirements of Article II, Sections 202 and 203, of the Corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than fourteen (14) days prior to the date of any shareholder meeting called for the election of directors.

Qualification and Nomination of Directors

        The Corporation's Articles of Incorporation and Bylaws authorize the number of directors to be not less than five (5) and not more than twenty-five (25). They also provide for three (3) classes of directors with staggered three-year terms of office that expire at successive annual meetings. Pursuant to Article II, Section 205, of the Corporation's Bylaws, directors who reach the age of seventy-two (72), prior to the date of the annual meeting when such director's term expires, may not stand for reelection to the Board of Directors. Currently, the number of directors is set at thirteen (13): Class 1 consists of five (5) directors, Class 2 consists of four (4) directors, and Class 3 consists of four (4) directors. However, pursuant to Article 11 of the Corporation's Articles of Incorporation and Article I, Section 105, of the Corporation's Bylaws, at each shareholder meeting for the election of directors, the shareholders determine how many directors will be elected to serve in each class. The Board of Directors believes that it is in the Corporation's best interest to fix the number of directors to be elected at the 2009 Annual Meeting at thirteen (13). The proposed thirteen (13) member Board of Directors will consist of five (5) Class 1 Directors, four (4) Class 2 Directors, and four (4) Class 3 Directors. Shareholders will elect four (4) Class 2 Directors to serve for three-year terms that expire at the Corporation's 2012 Annual Meeting of Shareholders.

        The Nominating Committee believes that a director nominee must have the following attributes/qualifications before being recommended as a nominee: stock ownership in the Corporation, commitment of time, commitment to independence, commitment to the Corporation's community, financial competence, a good reputation, integrity, good communication skills, and the willingness and ability to speak up for the interests of the Corporation. A director nominee shall also have expertise that strengthens the Board of Directors. When evaluating director nominees, the Nominating Committee considers the skills and expertise of the current board members and seeks director nominees with knowledge, skills and abilities that enhance and complement—rather than duplicate—the experiences and skills already represented on the Board of Directors. Further, the Nominating Committee ensures director nominees complement the Corporation's strategic vision, a fundamental priority for the Board of Directors.

        The Board of Directors nominated John R. Schnitzer, Alan J. Stock, Jennifer L. Weaver and Harry L. Wheeler to serve as Class 2 Directors until the 2012 Annual Meeting of Shareholders or until their earlier death, resignation, or removal from office. Mr. Stock, Ms. Weaver and Mr. Wheeler are presently members of the Board of Directors, and have consented to serve another term as a director if reelected. Mr. Schnitzer is not currently a member of the Board of Directors, but has consented to serve as a director if elected. Mr. Schnitzer was recommended by two non-management directors. If any of the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

        The proxyholders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them.

        The Board of Directors proposes the following nominees for election as Class 2 Directors at the annual meeting:

  John R. Schnitzer
  Alan J. Stock
  Jennifer L. Weaver
  Harry L. Wheeler

        The Board of Directors recommends that shareholders vote FOR the proposal to elect the nominees listed above as Class 2 Directors.

Information as to Nominees and Directors

        Set forth below, as of March 10, 2009, are the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. Unless otherwise specified, all business experience is for the past five (5) years in the same or similar position. You will find information about their share ownership on pages 10 through 12.

Class 1 Directors (to serve until 2010)

Ronald L. Hankey	Mr. Hankey, age 68, is Chairman of the Corporation and Adams County National Bank, as well as is Vice Chairman of the Board of Directors of Russell Insurance Group, Inc. He served as the Corporation's Chief Executive Officer from 1982 until December 31, 2003. He also served as the Corporation's President from 1982 until December 31, 2000. He served as Adams County National Bank's President & Chief Executive Officer from 1975 until December 31, 2000. Mr. Hankey has been a member of the Corporation's Board of Directors and has served as Chairman of the Board since 1982. He also has been a member of Adams County National Bank's Board of Directors and has served as Chairman of the Board since 1975. He has been a member of Russell Insurance Group, Inc.'s Board of Directors and has served as Vice Chairman of the Board since 2005.
James J. Lott
Mr. Lott, age 46, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 2007. He is President of Bonnie Brae Fruit Farms, Inc. located in Gardners, Pennsylvania.

Robert W. Miller	Mr. Miller, age 60, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 2007 and serves as an audit committee financial expert. He is President of Miller, Brown, Ohm & Associates, P.C., a certified public accounting firm located in McSherrystown, Pennsylvania.
Marian B. Schultz
Ms. Schultz, age 59, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 1992. She is Dean of the School of Academic Programs & Services and Library & Multi-Media Services at Shippensburg University located in Shippensburg, Pennsylvania.
James E. Williams
Mr. Williams, age 55, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 2007. He is President of C.E. Williams Sons, Inc., a paving and excavating company located in Gettysburg, Pennsylvania.
Class 2 Directors (to serve until 2009) (Nominees to serve until 2012)
John R. Schnitzer

Mr. Schnitzer, age 45, is a nominee for Class 2 Director. He has been associated with Smith Elliott Kearns & Company, LLC since 1986 and is currently the Member-in-Charge of this regional certified public accounting firm's office located in Hanover, Pennsylvania.
Alan J. Stock
Mr. Stock, age 51, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 2005. He is the owner of Eicholtz Company, an office equipment and furniture dealership located in New Oxford, Pennsylvania.
Jennifer L. Weaver
Ms. Weaver, age 62, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 1992. She is Dean of the Gettysburg Campus of Harrisburg Area Community College located in Gettysburg, Pennsylvania.
Harry L. Wheeler
Mr. Wheeler, age 68, has been a member of the Corporation's Board of Directors since March 1, 1999, and of Adams County National Bank's Board of Directors since October 1, 2000. He served as a director of Farmers National Bank of Newville from 1987 until October 1, 2000. Mr. Wheeler is the proprietor of Wheeler Drywall located in Carlisle, Pennsylvania.
Class 3 Directors (to serve until 2011)
Philip P. Asper	Mr. Asper, age 60, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 1988. He is a building contractor in Biglerville, Pennsylvania.
Frank Elsner, III
Mr. Elsner, age 48, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 2002. He is President & Chief Executive Officer of Elsner Engineering Works, Inc., an engineering and manufacturing company located in Hanover, Pennsylvania.

Daniel W. Potts	Mr. Potts, age 56, has been a member of both the Corporation's and Adams County National Bank's Boards of Directors since 2004 and serves as an audit committee financial expert. He has also been a member of Russell Insurance Group, Inc.'s Board of Directors since 2005. He has 25 years of global business experience, including 10 years with major accounting firms. Following his career in the financial services industry, Mr. Potts was involved in residential real estate development. He is currently active in real estate sales in association with Avalon Real Estate Agency, located in Avalon, New Jersey, and a financial services consultant with Capgemini, a worldwide provider of consulting, technology and outsourcing services.
Thomas A. Ritter
Mr. Ritter, age 57, is President & Chief Executive Officer of the Corporation and Adams County National Bank, as well as is Chairman of the Board of Directors of Russell Insurance Group, Inc. He served as Executive Vice President of the Corporation and Adams County National Bank from January 1, 2000, until December 31, 2000. Effective January 1, 2001, he became President of the Corporation and President & Chief Executive Officer of Adams County National Bank. Effective December 31, 2003, Mr. Ritter became the Corporation's Chief Executive Officer. He has been a member of both the Corporation's Board of Directors and Adams County National Bank's Board of Directors since 2001. He has been a member of Russell Insurance Group, Inc.'s Board of Directors and has served as Chairman of the Board since 2005. Mr. Ritter had previously served as a member of both the Corporation's and Adams County National Bank's Boards of Directors from 1997 until his retirement from each Board in December 1999. From 1986 until December 1999, Mr. Ritter was an insurance agent in Gettysburg, Pennsylvania.

SHARE OWNERSHIP

Principal Shareholders

        As of December 31, 2008, the Board of Directors knows of no person who owns of record or who is known to be the beneficial owner of more than 5% of the Corporation's outstanding common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

        The following table sets forth, as of December 31, 2008, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, each executive officer and all executive officers, directors and nominees of the Corporation as a group. Unless otherwise noted, shares are held individually and the percentage of class is less than 1% of the outstanding common stock.

        Beneficial ownership of shares of ACNB Corporation common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

  •
  Voting power, which includes the power to vote or to direct the voting of the stock; or,

  •
  Investment power, which includes the power to dispose or direct the disposition of the stock; or,

  •
  The right to acquire beneficial ownership within sixty (60) days after December 31, 2008.

        Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly and individually by the reporting person. The number of shares owned by the directors, nominees, and executive officers is rounded to the nearest whole share.

Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership(1)		Percentage of Class
Class 1 Directors
Ronald L. Hankey	22,610	(2)	—
James J. Lott	3,076	(3)	—
Robert W. Miller	2,259	(4)	—
Marian B. Schultz	3,535	(5)	—
James E. Williams	3,152		—
Class 2 Directors
John R. Schnitzer	500		—
Alan J. Stock	11,101	(6)	—
Jennifer L. Weaver	4,602	(7)	—
Harry L. Wheeler	10,212	(8)	—
Class 3 Directors
Philip P. Asper	5,880	(9)	—
Frank Elsner, III	5,850	(10)	—
Daniel W. Potts	1,050		—
Thomas A. Ritter	6,920	(11)	—
Named Executive Officers
Frank C. Russell, Jr.	0		—
President & Chief Executive
Officer of Russell Insurance
Group, Inc.
Lynda L. Glass	1,692	(12)	—
Executive Vice President
& Secretary of
ACNB Corporation
David W. Cathell	8,280	(13)	—
Executive Vice President,
Treasurer & Chief Financial
Officer of ACNB Corporation
All Officers, Directors and Nominees as a Group (13 Directors/Nominees, 5 Officers, 16 persons in total)	90,719		1.52%

(1)
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after December 31, 2008. Beneficial ownership may be disclaimed as to certain of the securities.

(2)
Figure includes 8,364 shares held solely by Mr. Hankey and 14,246 shares held jointly with Mr. Hankey's spouse.

(3)
These shares are held jointly with Mr. Lott's spouse.

(4)
Figure includes 495 shares held solely by Mr. Miller and 1,764 shares held jointly with Mr. Miller's spouse.

(5)
Figure includes 771 shares held jointly with Mrs. Schultz's spouse and 2,764 shares held solely by Mrs. Schultz's spouse.

(6)
Figure includes 2,549 shares held solely by Mr. Stock; 2,251 shares held jointly with Mr. Stock's spouse; and, 6,301 shares held solely by Mr. Stock's spouse.

(7)
Figure includes 1,102 shares held solely by Ms. Weaver and 3,500 shares held solely by Ms. Weaver's spouse.

(8)
Figure includes 7,394 shares held solely by Mr. Wheeler; 1,822 shares held jointly with Mr. Wheeler's spouse; and, 996 shares held solely by Mr. Wheeler's spouse.

(9)
These shares are held jointly with Mr. Asper's spouse.

(10)
Figure includes 886 shares held solely by Mr. Elsner and 4,964 shares held jointly with Mr. Elsner's spouse.

(11)
Figure includes 2,193 shares held solely by Mr. Ritter; 1,814 shares held jointly with Mr. Ritter's spouse; and, 2,913 shares held solely by Mr. Ritter's spouse.

(12)
These shares are held jointly with Mrs. Glass's spouse.

(13)
Figure includes 7,278 shares held solely by Mr. Cathell and 1,002 shares held jointly with Mr. Cathell's spouse.

COMPENSATION AND PLAN INFORMATION

Compensation of the Board of Directors of ACNB Corporation and Adams County National Bank

        Directors of the Corporation are not compensated for their services. Further, Adams County National Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. However, in 2008, Adams County National Bank's non-employee directors were compensated for their services rendered to the Corporation and to Adams County National Bank as follows:

  •
  $8,000 annual retainer;

  •
  $375 per Board meeting;

  •
  $175 per hour for committee meetings with a minimum payment of $175;

  •
  $100 for committee chairperson per meeting; and,

  •
  $500 allowance for a half-day seminar plus expenses, if applicable, and $800 allowance for a full-day seminar plus expenses, if applicable.

        The following table summarizes the compensation of directors during 2008:

Name	Fees Earned or Paid in Cash ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Philip P. Asper	$22,956		—	$373	$23,329
Frank Elsner, III	$27,356		—	$137	$27,493
Wayne E. Lau(2)	$25,456		—	$1,086	$26,542
James J. Lott	$15,619		—	$54	$15,673
Robert W. Miller	$17,494		—	$168	$17,662
Daniel W. Potts	$21,387	(3)	—	$248	$21,635
Marian B. Schultz	$26,744		—	$313	$27,057
Alan J. Stock	$27,331		—	$166	$27,497
Jennifer L. Weaver	$20,594		—	$412	$21,006
Harry L. Wheeler	$23,025		—	$841	$23,866
James E. Williams	$22,231		—	$137	$22,368

(1)
Represents the tax reportable imputed income attributed to the Director Life Insurance Plan.

(2)
Mr. Lau's term ends at the 2009 Annual Meeting, and he is not nominated for reelection due to the age limitation in the Bylaws.

(3)
Includes $1,000 received for Board meetings of Russell Insurance Group, Inc.

Director Fee Deferral Plan

        In January 2001, Adams County National Bank established a director fee deferral plan. Directors Elsner, Lau, Lott, Miller, Schultz, Stock, Weaver, Wheeler and Williams participated in 2008. Directors may defer up to 100% of the director's income. Benefits are payable upon termination of service, change of control, and by specific participant election in accordance with IRS Code Section 409A. The deferred fees earn interest, and the interest and plan expenses are funded by bank-owned life insurance (BOLI).

Director Life Insurance Plan

        Effective January 1, 2001, the bank established a director life insurance plan. All non-employee directors are eligible for the life insurance benefit, subject to medical underwriting acceptance. The plan currently insures eleven (11) directors. The director life insurance benefit of $100,000 per participating director will be provided through a single premium BOLI program because BOLI is a more cost-efficient way of providing the benefits. The eligible participating directors are not required to pay any premiums on the life insurance policy, but have the imputed value of the insurance coverage included in their taxable incomes.

Executive Compensation

Compensation Discussion and Analysis

Compensation Policy

        The primary objectives of the Compensation Committee are to attract, motivate, reward and retain executives who

  •
  maintain the safety and soundness of the Company,

  •
  sustain and enhance long-term investor value,

  •
  enforce internal controls deemed appropriate by our auditors and regulators, and

  •
  execute the strategic plans as prioritized by the Board of Directors.

        The Compensation Committee places considerable value on these factors, as well as the assessment by the Compensation Committee of the executive's ability to execute the strategic plan of the Company.

        The Compensation Committee seeks to establish fair compensation policies in order to attract and motivate competent managers whose efforts will enhance the Company's profitability and growth. The Compensation Committee treats compensation as an evolving process depending on the strategic objectives of the Company, as determined by the Board of Directors at that time.

The Role of the Executive Officers in Setting Compensation

        The Compensation Committee sets the compensation for the Chairman of the Board, the President & Chief Executive Officer, and the Executive Vice President & Chief Operating Officer of Adams County National Bank. The Compensation Committee has in the past delegated to the President & Chief Executive Officer the responsibility of reviewing and setting the compensation level for the Executive Vice President, Cashier & Chief Financial Officer of Adams County National Bank. Beginning with the setting of compensation for 2010, the Compensation Committee will perform this responsibility for both Executive Vice Presidents who also serve as officers of ACNB Corporation. The Board of Directors of Russell Insurance Group, Inc., a subsidiary, sets the compensation for the President & Chief Executive Officer of Russell Insurance Group, Inc.

        The President & Chief Executive Officer proposes increases in compensation for the Executive Vice President & Chief Operating Officer based upon his subjective analysis of her contribution to the Company's strategic goals and objectives. In determining whether strategic goals have been achieved, the President & Chief Executive Officer considers numerous factors, such as the Company's performance and nonquantitative measures such as her leadership abilities and overall work performance. The President & Chief Executive Officer does not set specific numeric performance targets, but looks at these items holistically in determining the amount of any merit increase in base salary. Although the President & Chief Executive Officer makes a recommendation, the Compensation Committee makes the final compensation decision.

        After consultation with the President & Chief Executive Officer, the Board of Directors of Russell Insurance Group, Inc. sets the compensation for the President & Chief Executive Officer of Russell Insurance Group, Inc. The amount and forms of compensation awarded the President & Chief Executive Officer of Russell Insurance Group, Inc. are based upon contract negotiations, the past performance of Russell Insurance Group, Inc., and the role that the President & Chief Executive Officer of Russell Insurance Group, Inc. performs in the highly relationship-oriented industry of insurance sales.

        The President & Chief Executive Officer and the Chairman of the Board do not set or participate in the determination process of their respective annual base salaries, and are not present when their respective compensation is discussed by the Compensation Committee or discussed and approved by the Board of Directors.

The Role of a Consultant in Setting Compensation

        For compensation awarded in the year 2008, the Compensation Committee did not use a consultant in determining or recommending specific awards of compensation; however, the

Compensation Committee reviewed information from various sources, as explained below, as background material as to the current trends in executive compensation.

        The Company participates in an annual survey and receives the results of the survey from L. R. Webber Associates, Inc., a compensation consultant. The human resources manager of the Company's bank subsidiary interacts with the compensation consultant and forwards the results of the survey to the Compensation Committee for review. The survey includes general compensation information and salary ranges for executives of financial institutions throughout Pennsylvania. The survey is not used to benchmark any executive compensation to any specific financial institution or group of financial institutions, but is only used as an educational source as to the current trends in compensation at Pennsylvania financial institutions.

        The Compensation Committee also reviews a summary of information retrieved from proxy material of other financial institutions in an effort to become more versed in the form of compensation awarded to executives at financial institutions and reviews educational material regarding executive compensation provided at various seminars or conferences attended by Compensation Committee members throughout the year.

Benchmarking

        The Company does not benchmark its compensation policies against any specific financial institution or group of financial institutions. The Company does review public information and other compensation information, such as information provided at compensation conferences, in an effort to educate itself regarding appropriate forms and methods of determining compensation.

Components of Compensation

        While the specific amount of compensation provided to our executives may differ, the components of compensation are generally the same for our Named Executive Officers. The Company's executive compensation and benefits package consists primarily of base salary, retirement plans, and employee health and welfare benefit plans.

Base Salary

        The Compensation Committee believes that base salary should be the primary component of compensation. Fixed compensation provides the executive with the security of knowing that the majority of his or her compensation is not tied to market fluctuations. The amount of base salary is designed to attract and retain Named Executive Officers who can further the strategic objectives of the Company. In determining base salary, the Compensation Committee does not take into consideration any other forms of compensation which are and which may not be offered to the Named Executive Officers. The Compensation Committee believes that by providing compensation without delay in the form of base salaries, it will successfully further the Company's goals.

        Base salaries for our Named Executive Officers are established based upon their responsibilities, longevity with the Company, and key Company performance measures including profitability and growth. The Compensation Committee does not assign specific quantitative measures to profitability and growth or performance targets, but uses its business judgment to determine if the Company's profitability and growth were sufficient given the particular circumstances of the past year. Named Executive Officers are expected to assist the Company in sustaining and enhancing long-term investor value by maintaining the safety and soundness of the Company, enforcing internal controls deemed appropriate by our auditors and regulators, and executing the strategic plans as prioritized by the Board of Directors. A Named Executive Officer's capacity to perform these tasks and achievement of these tasks are taken into consideration in determining whether the Named Executive Officer has performed as expected or has had outstanding performance.

Bonus Awards

        The Company does not have a formalized bonus plan for all Named Executive Officers. The President & Chief Executive Officer of Russell Insurance Group, Inc. is the only Named Executive Officer who has a formulized bonus structure which is included in his employment agreement. Given that his position includes marketing and sales, the Board of Directors of Russell Insurance Group, Inc. believed that offering him a formulized bonus will increase the profitability of the subsidiary, and therefore the Company, because it incents him to ensure that Russell Insurance Group, Inc. exceeds $1 million in pre-tax profits in a calendar year. Under the bonus structure, he will receive a bonus of five percent (5%) of the pre-tax income (based on historical agency accounting system) earned by Russell Insurance Group, Inc. during the preceding calendar year, provided that actual pre-tax profits for that year exceed $1 million.

        The Company may authorize discretionary bonus awards for the purpose of rewarding exceptional effort and performance. The Company has not set forth specific criteria for awarding bonuses, but treats each year's performance on a case-by-case basis and uses its experience and business judgment when determining whether a bonus is appropriate.

        The Company provides a holiday bonus annually to employees of the bank subsidiary. Generally, and for the year 2008, the bonus was one percent (1%) of the employee's regular earnings. This discretionary bonus is intended to reward employees for their service throughout the year. As the discretionary bonus is awarded to all eligible employees, the amount of the bonus is not taken into account when determining executive compensation.

Retirement Plans

        The Compensation Committee believes that retirement benefits are another important way to provide long-term financial security to employees, thus encouraging longevity and a low employee turnover rate. As the defined benefit plan and 401(k) plan are tax qualified retirement plans, the Company's retirement plans are not tied to Company or individual performance.

Defined Benefit Plan

        The Company's subsidiary, Adams County National Bank, maintains a defined benefit plan which is available to all eligible employees. The plan provides a prospective benefit commencing at age sixty-five (65) for the employee's lifetime. If an employee has completed thirty (30) or more years of service, the employee is eligible to retire at age sixty-two (62) and receive full benefits. The plan contains a five (5) year vesting provision to ensure that the plan rewards employees for longevity. The amount paid under the plan is based upon a formula, prescribed by the Internal Revenue Code, outlined in the plan and which is applicable to all Adams County National Bank employees. The defined benefit plan is a very effective tool for employee retention and for providing long-term incentive compensation. All Named Executive Officers, with the exception of the President & Chief Executive Officer of Russell Insurance Group, Inc., are employees of Adams County National Bank and are eligible to participate in the plan.

401(k) Plan

        Both Adams County National Bank and Russell Insurance Group, Inc. maintain a 401(k) plan which allows employees to save their own money for retirement, to earn a matching contribution from the Company, and to direct the investment of all funds in the 401(k) plan. The percentage of match contributed to the Named Executive Officer's account is the same as contributed to all other eligible employees in each plan and is prescribed by the Internal Revenue Code. These plans are viewed as a necessity to successfully hire and retain employees in a competitive marketplace. All Named Executive Officers participate in Adams County National Bank's 401(k) plan, except the President & Chief

Executive Officer of Russell Insurance Group, Inc. who participates in Russell Insurance Group, Inc.'s 401(k) plan.

Supplemental Executive Retirement Plan

        The Company provides a supplemental executive retirement plan (SERP) to certain executives, including the Chairman of the Board, the President & Chief Executive Officer, and the Executive Vice President & Chief Operating Officer. The SERPs are designed to account for some of the limitations with traditional pension plans, and are intended to provide essential executive officers with an incentive to remain with the Company until retirement as opposed to terminating employment before retirement to work for a competitor.

        The rationale behind implementing SERPs is to encourage the executive to remain with the Company until retirement. The triggering events for payment under the SERP agreements are reaching retirement age as determined in the SERP agreement, death, a termination after a change in control, or early retirement. Benefit amounts for early retirement will be determined by the individual's number of years of service encouraging longevity with the Company. The SERP provides no current remuneration to the applicable Named Executive Officers and, therefore, is not taken into consideration when determining base salary.

Health and Welfare Plans

        Health and welfare plans are not tied to Company or individual performance. The costs of providing such benefits to all eligible employees are not taken into account when determining specific salaries of the Named Executive Officers and are seen as a cost of doing business.

Insurance Plans

        Group life insurance, group disability, vision benefits, and health insurance are available to all eligible employees. Such plans are standard in the industry and in the geographic area for all industries, as well as necessary to compete for talented employees at all levels of the Company.

Executive Supplemental Life Insurance

        The Company's executive supplemental life insurance plan provides a split-dollar share of death benefits to the Named Executive Officer's beneficiary, depending upon the Named Executive Officer's eligibility to receive payments. The plan is funded with bank-owned life insurance (BOLI) and is used to provide an additional benefit to certain executives, including the Named Executive Officers, with a minimal cost to the Company. Split-dollar life insurance plans are widely available in the banking industry, because the Company will recover its plan costs upon the death of the Named Executive Officer and the Named Executive Officer's beneficiary will receive a split of the insurance proceeds. Although this benefit does not provide any current remuneration to the Named Executive Officer, it provides further incentive for longevity with the Company as it provides the executive the ability to provide some benefit to his or her family after his or her death. As the Company will recover its plan costs, the cost of the plan is not taken into consideration when determining base salary.

Executive Long-Term Care Insurance

        The Company provides executive long-term care insurance to certain executives, including the Named Executive Officers. The cost of providing this benefit is offset by interest earned on bank-owned life insurance (BOLI) on the life of the Named Executive Officer. Long-term care insurance is seen as an additional benefit used to attract and retain competent executives at minimal cost; therefore, the cost of the plan is not taken into consideration when determining base salary or other benefits.

Perquisites

        The Company provides either a company-owned or company-leased vehicle to the President & Chief Executive Officer of the Company and to the President & Chief Executive Officer of Russell Insurance Group, Inc. The provision of a Company vehicle to these individuals is a traditional and expected benefit in the financial services industry.

Equity Compensation

        The Company does not currently maintain any programs of equity compensation; however, it reviews and discusses current trends in equity compensation. As a result, the Board of Directors is currently requesting shareholder approval and ratification of a restricted stock plan in order to align the interests of directors and executive officers with those of the shareholders. The price volatility inherent in any form of performance based equity compensation is the main reason why other forms of compensation have been relied upon in the past. Going forward, the Company believes that the major component of compensation should be base salary accompanied by enhanced retirement, insurance, and equity compensation plans.

        The Company has not instituted an equity ownership requirement for its Named Executive Officers.

Employment Agreements

        The Company and one of its subsidiaries have entered into employment agreements with the President & Chief Executive Officer and the Executive Vice President & Chief Operating Officer of Adams County National Bank, as well as the President & Chief Executive Officer of Russell Insurance Group, Inc.

Triggering Events

        The employment agreements with the President & Chief Executive Officer and the Executive Vice President & Chief Operating Officer are similar and any difference is in payment amounts which are adjusted given their respective role in the Company and the current trends in the financial services industry. In determining the triggering events in these agreements, the Company used triggering events which are traditional and prevalent in the industry. The contracts are designed to compensate the Named Executive Officer if the Named Executive Officer is terminated without cause, is terminated after a change in control, or terminates employment for good reason. As the agreements are three (3) years in duration and as the executive has agreed to noncompetition provisions in the agreement, the Company believes that it is only appropriate that if the executive is terminated without cause or if the Company imposes a condition of employment upon the executive which would be considered a good reason for the executive to terminate employment under the agreement (in effect, if the Company breaches the agreement), then the executive should be paid the predetermined amount as damages as a result of the Company violating the employment agreement. Alternatively, if the Company undergoes a change in control and as a result the executive's employment is terminated by either the executive or the successor company, the Company believes that it is in the best interests of the shareholders to provide the executive with security in order to ensure that decisions regarding potential changes in control are made in the best interests of the shareholders and that personal concerns regarding subsequent employment are minimized. The contracts give the Named Executive Officer the security of knowing that if he or she is terminated in one of those scenarios that he or she will receive some form of compensation during the transition phase from working for the Company to finding another position. In addition, the contracts contain a noncompetition provision, whereby the Named Executive Officer is not allowed to compete with the Company or solicit customers or employees of the Company for a specific period of time. The time period in which the Named Executive Officer receives compensation is related to the time period that the noncompetition provision is in effect.

        The three (3) year contract for the President & Chief Executive Officer of Russell Insurance Group, Inc. contains a payment trigger if his employment agreement is terminated without cause or he terminates employment for good reason. Therefore, if he terminates employment without good reason, he will not receive any payment. If there is a change in control, he will only receive a payment if a subsequent termination of employment meets the definition of a termination without cause or a voluntary termination for good reason.

Vesting

        Given the number of years which the respective Named Executive Officers have worked for the Company or a subsidiary, the Compensation Committee did not feel that it was necessary to attach any additional vesting requirements upon the Named Executive Officers' employment agreements. In addition, the most recent agreements for the President & Chief Executive Officer and the Executive Vice President & Chief Operating Officer of Adams County National Bank and the President & Chief Executive Officer of Russell Insurance Group, Inc. replaced previous agreements which did not contain vesting requirements.

Accounting and Tax Treatments

        In the case that one of the events which trigger a payment under the Adams County National Bank employment agreements occurs and a payment is made, if the payment is subject to the Internal Revenue Code 280G penalty, then the Named Executive Officer will receive compensation in a gross-up amount whereby the Named Executive Officer will receive an amount necessary such that, after taxes, the Named Executive Officer will receive what he or she is entitled to under the agreement. The gross-up provision is common in employment agreements given to Named Executive Officers at Pennsylvania community banks and is intended to make the Named Executive Officer whole again. The gross-up amount is not taken into consideration when determining annual base salary or other annual compensation awards, but was taken into account when determining the amount of each triggering event in the respective contract.

Material Differences in Compensation Awarded to Each Named Executive Officer

        The Named Executive Officers receive base salaries commensurate with their positions and responsibilities and with the Named Executive Officer's past performance as determined by the Compensation Committee using their business judgment. The amount of net income generated by Russell Insurance Group, Inc. is also taken into consideration when determining the President & Chief Executive Officer of Russell Insurance Group, Inc.'s base salary and bonus which is based upon a formula included in his employment agreement.

        All Named Executive Officers receive a base salary, access to a 401(k) plan, and health and welfare plans. All Named Executive Officers, with the exception of the President & Chief Executive Officer of Russell Insurance Group, Inc., receive the discretionary bonus given to eligible employees and eligibility to participate in the pension plan. The Chairman of the Board, the President & Chief Executive Officer, and the Executive Vice President & Chief Operating Officer are the only Named Executive Officers who currently have a supplemental executive retirement plan, and considering their positions the Compensation Committee believes that this is appropriate.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in ACNB Corporation's proxy statement.

        This report is furnished by the Compensation Committee.

Wayne E. Lau, Chairperson
Philip P. Asper
Frank Elsner, III
Marian B. Schultz
Jennifer L. Weaver
Harry L. Wheeler
James E. Williams

 EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS

Summary Compensation Table

        The following table summarizes the total compensation for 2008, 2007 and 2006 for Thomas A. Ritter, the Corporation's President & Chief Executive Officer; David W. Cathell, the Corporation's Executive Vice President, Treasurer & Chief Financial Officer; and, the three other most highly compensated persons who were serving as executive officers at the end of 2008. These individuals are referred to as the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)		Total ($)
Ronald L. Hankey,	2008	$47,000	$5,470	—	$48,772	(2)	$101,242
Chairman of the Corporation(17)	2007	$45,000	$4,450	—	$46,438	(3)	$95,888
	2006	$39,000	$390	—	$45,872	(4)	$85,262

Thomas A. Ritter,	2008	$235,000	$14,850	$37,728	$46,399	(5)	$333,977
President & Chief Executive	2007	$225,000	$7,250	$81,945	$45,540	(6)	$359,735
Officer of the Corporation(17)	2006	$213,000	$2,130	$69,781	$43,056	(7)	$327,967

Lynda L. Glass,	2008	$182,485	$10,892	$30,475	$10,970	(8)	$234,822
Executive Vice President	2007	$167,000	$5,670	$45,287	$11,720	(9)	$229,627
& Secretary of the Corporation(18)	2006	$154,679	$1,547	$25,656	$8,998	(10)	$190,880

Frank C. Russell, Jr.,	2008	$300,000	$79,132	—	$5,316	(11)	$384,448
President & Chief Executive	2007	$200,000	$67,881	—	$3,190	(12)	$271,071
Officer of Russell Insurance	2006	$200,000	$64,978	—	$2,500	(13)	$267,478
Group, Inc.

David W. Cathell,	2008	$131,731	$7,500	$9,829	$5,910	(14)	$154,970
Executive Vice President,	2007	$110,000	$1,100	$7,280	$4,444	(15)	$122,824
Treasurer & Chief Financial	2006	$97,308	$4,000	$5,754	$2,160	(16)	$109,222
Officer of the Corporation(19)

(1)
The amounts shown represent the aggregate actuarial increase in the present value of the Named Executive Officer's benefits under the pension plan and supplemental executive retirement plan agreements.

(2)
Includes 401(k) plan employer matching contribution of $2,099, deferred compensation payments under his SERP of $42,996, and supplemental life insurance premiums of $3,677.

(3)
Includes 401(k) plan employer matching contribution of $1,978, deferred compensation payments under his SERP of $42,996, and supplemental life insurance premiums of $1,464.

(4)
Includes 401(k) plan employer matching contribution of $1,576, deferred compensation payments under his SERP of $42,996, and supplemental life insurance premiums of $1,300.

(5)
Includes 401(k) plan employer matching contribution of $9,200, deferred compensation accruals under his SERP of $34,936, supplemental life insurance premiums of $960, and personal use of company car of $1,303.

(6)
Includes 401(k) plan employer matching contribution of $9,000, deferred compensation accruals under his SERP of $34,938, supplemental life insurance premiums of $464, and personal use of company car of $1,138.

(7)
Includes 401(k) plan employer matching contribution of $8,605, deferred compensation accruals under his SERP of $33,484, supplemental life insurance premiums of $399, and personal use of company car of $568.

(8)
Includes 401(k) plan employer matching contribution of $7,735, deferred compensation accruals under her SERP of $2,859, and supplemental life insurance premiums of $376.

(9)
Includes 401(k) plan employer matching contribution of $6,907, deferred compensation accruals under her SERP of $4,671, and supplemental life insurance premiums of $142.

(10)
Includes 401(k) plan employer matching contribution of $6,249, deferred compensation accruals under her SERP of $2,627, and supplemental life insurance premiums of $122.

(11)
Includes 401(k) plan employer matching contribution of $5,316.

(12)
Includes 401(k) plan employer matching contribution of $3,190.

(13)
Includes 401(k) plan employer matching contribution of $2,500.

(14)
Includes 401(k) plan employer matching contribution of $5,569 and supplemental life insurance premiums of $341.

(15)
Includes 401(k) plan employer matching contribution of $4,444.

(16)
Includes 401(k) plan employer matching contribution of $2,160.

(17)
For additional information regarding service to the Corporation and its subsidiaries, see "Information as to Nominees and Directors".

(18)
Also serves as Executive Vice President & Chief Operating Officer for Adams County National Bank and Vice President & Secretary for Russell Insurance Group, Inc.

(19)
Also serves as Executive Vice President, Cashier & Chief Financial Officer for Adams County National Bank and Vice President & Treasurer for Russell Insurance Group, Inc.

Equity Compensation

        The Corporation does not maintain any equity compensation plans (i.e., stock option or restricted stock award plans) for employees or directors at the current time.

Management Supplemental Life Insurance Plan

        In January 2001, Adams County National Bank implemented a supplemental life insurance plan for certain officers of the bank to provide death benefits for each officer's designated beneficiaries. Beneficiaries designated by an officer are entitled to a split dollar share of the death proceeds from the life insurance policies on each officer which vary depending on the officer's age at death, employment status with the bank at the time of death, and eligibility to receive payments. The plan is unsecured and unfunded, and there are no plan assets. The bank has purchased single premium bank-owned life insurance (BOLI) policies on the lives of the officers and intends to use income from the BOLI policies to offset the plan benefit expenses.

401(k) Retirement Plan

        Adams County National Bank maintains a defined contribution profit-sharing 401(k) plan. Adams County National Bank is the plan sponsor and plan administrator. The plan is subject to certain laws and regulations under the Internal Revenue Code, and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

        An employee is eligible to participate in the plan after working for six (6) months and attaining the age of twenty (20) years and six (6) months. An eligible employee is automatically enrolled in the 401(k) plan, and the bank will automatically withhold 4% of the employee's wages unless otherwise directed. Adams County National Bank matches a percentage of the employee's contribution. In 2008, Adams County National Bank's contribution equaled 100% of the employee's contribution up to a maximum of 4% of earned compensation. Effective January 1, 2000, Adams County National Bank adopted a "safe harbor" provision for its 401(k) plan, which vests eligible contributions immediately upon entering the plan for both employer and employee contributions.

Group Term Life Insurance Plan

        Adams County National Bank maintains a group term life insurance plan. All full-time bank employees are eligible to participate in the plan. The insurance benefit for employees is calculated as two (2) times salary, with a maximum of $100,000.

Defined Benefit Pension Plan

        The employees of Adams County National Bank are covered under the bank's Group Pension Plan for Employees. The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The plan was restated November 1, 1998, effective January 1, 1999, and subsequently amended effective November 1, 2000. Adams County National Bank is the plan administrator.

        Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined pension plan on behalf of a specific employee cannot be separately or individually calculated. The total pension expense in 2008 for Adams County National Bank's plan was $88,000. The contribution to the plan made by the bank on behalf of all employees in 2008 was $1,250,000. This contribution was sufficient to meet the legal minimum funding requirements.

        Each eligible employee of Adams County National Bank who attains the age of twenty (20) years and six (6) months and who completes one (1) year of service, in which 1,000 hours are worked, is eligible to participate in the plan on the following anniversary of the plan. The plan generally provides for a prospective benefit at the age of sixty-five (65) years for the employee's remaining lifetime with payments certain for five (5) years, calculated as follows: 1% of final average compensation below the applicable Social Security Covered Compensation and 1.3% of such earnings above the covered compensation, the total being multiplied by years of credited service up to a maximum of forty-five

(45) years of credited service. The minimum benefit is the amount an employee accrued as of October 31, 1998. If an employee has completed thirty (30) or more years of vested service, he or she is eligible to retire at age sixty-two (62) with no reduction applied to his or her benefit.

Supplemental Executive Retirement Plans

        Adams County National Bank entered into retirement income agreements with certain executive officers of Adams County National Bank to provide supplemental retirement income benefits to these officers when they reach their normal retirement date. The benefits are payable in 180 equal monthly installments. Benefits are also payable upon change in control or death. Benefit amounts will be determined by the individual's number of years of service and compensation at retirement age. Benefits accrue annually, but may be reduced if termination of service occurs before the normal retirement date. Estimated liability under the agreements is accrued as earned by the employee. Adams County National Bank is the owner and beneficiary of life insurance policies on each officer that, at December 31, 2008, had an aggregate cash value of approximately $3,915,000. Adams County National Bank purchased these policies to fund the retirement income agreements entered into with these individuals. Further information with respect to these agreements is set forth in the Notes to Consolidated Financial Statements contained in ACNB Corporation's 2008 Annual Report on Form 10-K.

Pension Benefits Table

        The following table summarizes the pension benefits which have accumulated and paid to each of the eligible Named Executive Officers during 2008.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Ronald L. Hankey	Pension Plan	51	$1,134,697	$102,071
	Supplemental Executive	12	$259,091	$42,996
	Retirement Plan
Thomas A. Ritter	Pension Plan	9	$157,762	$0
	Supplemental Executive	7	$261,524	$0
	Retirement Plan
Lynda L. Glass	Pension Plan	24	$246,523	$0
	Supplemental Executive	12	$32,590	$0
	Retirement Plan
David W. Cathell	Pension Plan	3	$25,472	$0

Employment Agreements

        On July 3, 2006, the Corporation and bank entered into Employment Agreements (the "Agreements") with Thomas A. Ritter, President & Chief Executive Officer of the Corporation and bank, and Lynda L. Glass, Executive Vice President & Secretary of the Corporation and Executive Vice President & Chief Operating Officer of the bank (together the "Executives"). The Executives will be eligible for bonuses, paid time off, participation in employee benefit plans, and reimbursement of business expenses. Further, Mr. Ritter receives a company vehicle provided by the Corporation.

        The initial terms of the Agreements are three years which automatically extend for an additional one year period on each annual anniversary date of the Agreements, unless notice is given 180 days prior to the anniversary date.

        The Agreements automatically terminate if the Executives are terminated for "Cause", as defined in the Agreements, and all rights under the Agreements will terminate with the exception of the arbitration clause. The Agreements automatically terminate if the Executives terminate their employment for "Good Reason", as defined in the Agreements. If the Agreements terminate for "Good Reason", the Executives will receive the greater of (1) the compensation due for the remainder of the Agreements' terms or (2) in the case of Mr. Ritter two times his salary and benefits for two years and in the case of Ms. Glass one times her salary and benefits for one year. The Agreements automatically terminate upon the Executives' disability, as defined in the Agreements, and the Executives will receive employee benefits and 75% of their compensation until (1) they return to work, (2) reach age 65, (3) die, or (4) the employment period under the Agreements ends. The Agreements automatically terminate if the Executives voluntarily terminate the Agreements. If the Executives give notice within 180 days of a "Change in Control", as defined in the Agreements, or the Executives' employment is terminated involuntarily, the Executives are entitled to 2.99 times the Executives' then current compensation "grossed-up" and to continue to receive benefits for two years.

        The Agreements contain restrictive covenants precluding the Executives from engaging in competitive activities in a certain area and provisions preventing the Executives from disclosing proprietary information about the Corporation and bank.

        These Agreements were amended effective December 31, 2008, for compliance with Section 409A of the Internal Revenue Code.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        Mr. Ritter and Ms. Glass have entered into employment agreements with the Corporation which govern any payments upon termination or change in control. If on December 31, 2008, Mr. Ritter terminated his employment for "Good Reason", as defined in the employment agreement, he would receive three (3) times his annual salary in twenty-four (24) monthly payments plus benefits for twenty-four (24) months. Ms. Glass would be entitled to receive three (3) times her annual salary in twelve (12) monthly payments, plus benefits for twelve (12) months, if she terminated employment for "Good Reason" on December 31, 2008. If Mr. Ritter or Ms. Glass terminates employment after a "Change in Control", as defined in the respective employment agreements, then he or she will be entitled to a lump sum of 2.99 times his or her respective annual salary plus benefits for two (2) years following termination. If the Corporation terminates the Named Executive Officer's employment without "Cause", then the respective Named Executive Officer will receive thirty-six (36) monthly payments in an amount equal to 2.99 times his or her respective annual salary plus benefits for two (2) years. Payments pursuant to a "Change in Control" or termination without "Cause" or for "Good Reason" will be grossed-up to accommodate for any excess tax imposed on the payments.

        Both employment agreements contain noncompetition, nonsolicitation, and confidentiality provisions. If the Corporation terminates the Named Executive Officer's employment without "Cause" or if the Named Executive Officer terminates employment with "Good Reason" or after a "Change in Control", then the noncompetition and nonsolicitation provisions continue for two (2) years after the termination of employment. If the Named Executive Officer's employment is terminated by the Corporation for "Cause" or if the Named Executive Officer terminates employment voluntarily without "Good Reason", then the noncompetition and nonsolicitation provisions continue for one (1) year after termination of employment.

        Upon a "Change in Control", Mr. Ritter and Ms. Glass will become vested in the retirement benefits under the supplemental executive retirement plan agreement. If Mr. Ritter or Ms. Glass is terminated without "Cause", as defined in the respective supplemental executive retirement plan agreement, then he or she will be entitled to an early termination benefit in an amount determined based upon the year in which such termination occurs. If Mr. Ritter or Ms. Glass is terminated for

"Cause", then no payments are required to be made to the respective executive. The supplemental executive retirement plan agreement contains a noncompetition provision which restricts the Named Executive Officer's ability to compete and solicit customers.

        Upon any termination of employment, the respective Named Executive Officer will be entitled to receive normal retirement benefits equal to an amount determined by an actuarial formula as described in the pension plan.

Ronald L. Hankey

        The following table shows the potential payments upon termination or change in control of the Corporation for Ronald L. Hankey. The chart assumes the triggering events took place on December 31, 2008.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Voluntaryp for Good Reason Termination (Change in Control)	Disability	Death
Supplemental Executive Life Insurance	$0	$0	$0	$0	$0	$0	$0	$425,500

        Mr. Hankey is currently receiving an annual payment of $42,996 under his supplemental executive retirement plan.

Thomas A. Ritter

        The following table shows the potential payments upon termination or change in control of the Corporation for Thomas A. Ritter. The chart assumes the triggering events took place on December 31, 2008.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$74,958	$74,958	$121,000	$74,958		$0	$74,958		$121,000		$0		$121,000
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$470,000
Severance Under Employment Agreement(2)	$0	$0	$0	$726,797	(3)	$0	$729,228	(4)	$726,797	(5)	$182,308	(6)	$0
Accrued Leave	$37,510	$37,510	$37,510	$37,510		$0	$37,510		$37,510		$37,510		$37,510
Health and Welfare Benefits	$0	$0	$821	$34,037		$0	$34,037		$34,037		$42,547		$0

(1)
Annual amount paid in twelve (12) equal monthly installments for 180 months.

(2)
The amounts will be grossed-up to account for any excise taxes.

(3)
Payable in thirty-six (36) equal monthly installments.

(4)
Payable in twenty-four (24) equal monthly installments.

(5)
Lump sum.

(6)
Annual amount paid in monthly installments.

Lynda L. Glass

        The following table shows the potential payments upon termination or change in control of the Corporation for Lynda L. Glass. The chart assumes the triggering events took place on December 31, 2008.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$14,479	$14,479	$24,000	$14,479		$0	$14,479		$24,000		$0		$24,000
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$378,460
Severance Under Employment Agreement(2)	$0	$0	$0	$563,678	(3)	$0	$565,563	(4)	$563,678	(5)	$141,391	(6)	$0
Accrued Leave	$32,751	$32,751	$32,751	$32,751		$0	$32,751		$32,751		$32,751		$32,751
Health and Welfare Benefits	$0	$0	$634	$26,766		$0	$13,383		$26,766		$33,457		$0

(1)
Annual amount paid in twelve (12) equal monthly installments for 180 months.

(2)
The amounts will be grossed-up to account for any excise taxes.

(3)
Payable in thirty-six (36) equal monthly installments.

(4)
Payable in twelve (12) equal monthly installments.

(5)
Lump sum.

(6)
Annual amount paid in monthly installments.

Frank C. Russell, Jr.

        The following table shows the potential payments upon termination or change in control of the Corporation for Frank C. Russell, Jr. The chart assumes the triggering events took place on December 31, 2008.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control	Disability	Death
Severance Under Employment Agreement	$0	$0	$0	$300,000	(1)	$0	$300,000	(1)	$0	$0	$0

(1)
Payable in twelve (12) equal monthly installments.

David W. Cathell

        The following table shows the potential payments upon termination or change in control of the Corporation for David W. Cathell. The chart assumes the triggering events took place on December 31, 2008.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Voluntary for Good Reason Termination	Change in Control	Disability	Death
Supplemental Executive Life Insurance	$0	$0	$0	$0	$0	$0	$0	$0	$300,00
Accrued Leave	$11,538	$11,538	$11,538	$11,538	$0	$11,538	$11,538	$11,538	$11,538

Transactions with Directors and Executive Officers

        Some of ACNB Corporation's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with ACNB Corporation's subsidiary bank during 2008. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than a normal risk of collectibility or present other unfavorable features. ACNB Corporation's subsidiary bank anticipates that they will enter into similar transactions in the future.

        The Corporation's subsidiary bank purchased $137,368 worth of office furniture, equipment and supplies from Eicholtz Company. Eicholtz Company is owned by Alan J. Stock, who is a member of the Corporation's Board of Directors.

        The Corporation does not regularly engage in business transactions with directors and executive officers outside of its business of banking. Any other transactions with directors or executive officers are reviewed and approved by the Board of Directors on a case-by-case basis as the need arises.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        Messrs. Hankey and Ritter and Ms. Glass make recommendations to the Executive Committee regarding merit raise increases for all employees based on a merit appraisal in connection with salary and wage information provided by outside sources. A merit review of Mr. Ritter is conducted by the Compensation Committee. The merit review is submitted to the entire Board of Directors to be voted upon. Neither Mr. Ritter, Mr. Hankey, nor Ms. Glass participates in matters concerning their own compensation.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is comprised of directors who meet SEC and Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors in April 2000, which was most recently revised in March 2009, and which is attached to this 2009 Proxy Statement as Appendix A.

        The Audit Committee met with management periodically during the year to consider the adequacy of the Corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Corporation's independent auditors and with appropriate Corporation financial personnel and internal auditors. The Audit Committee also discussed with the Corporation's management and independent auditors the process used for certifications by the Corporation's Chief Executive Officer and Chief Financial Officer, which are required for certain of the Corporation's filings with the Securities and Exchange Commission.

        The Audit Committee also met privately at its regular meetings with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.

        The Audit Committee appointed Beard Miller Company, LLP as the independent auditors for the Corporation after reviewing the firm's performance and independence from management.

        Management has primary responsibility for the Corporation's financial statements and the overall reporting process, including the Corporation's system of internal controls.

        The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of the Corporation in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

        The Audit Committee reviewed with management and Beard Miller Company, LLP, the Corporation's independent auditors, the Corporation's audited financial statements, as well as reviewed those financial statements and reports prior to issuance. Management has represented, and Beard Miller Company, LLP has confirmed, to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee received from and discussed with Beard Miller Company, LLP the written disclosure and the letter required by the applicable requirements of the Public Company Accounting Oversight Board. These items relate to that firm's independence from the Corporation. The Audit Committee also discussed with Beard Miller Company, LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by Beard Miller Company, LLP, and discussed with the auditors their independence.

        The Audit Committee reviewed the audited financial statements and, based upon the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008, which is then filed with the Securities and Exchange Commission.

        At present, the Corporation has two individuals designated as "audit committee financial experts". The Board of Directors has determined that Daniel W. Potts and Robert W. Miller are qualified to serve as the Corporation's audit committee financial experts and are independent as defined under applicable SEC and Nasdaq rules.

        This report is furnished by the Audit Committee.

Daniel W. Potts, Chairperson
Philip P. Asper
Wayne E. Lau
Robert W. Miller
Harry L. Wheeler

 AMENDMENT TO ARTICLES OF INCORPORATION

        The Corporation is seeking to amend the Article 4 of its Articles of Incorporation to authorize the issuance of 20,000,000 shares of preferred stock, par value $2.50 per share. On February 24, 2009, the Board of Directors of the Corporation approved and adopted a resolution to amend the Articles of Incorporation authorizing the issuance of preferred stock and a resolution to submit the amendment to the shareholders of the Corporation to approve and adopt the amendment with the recommendation of the Board of Directors. If shareholders approve and adopt this amendment, the Corporation will file with the Pennsylvania Department of State Articles of Amendment, to be effective upon filing, amending its Articles of Incorporation to authorize preferred stock consisting of up to 20,000,000 shares, $2.50 par value per share. The full text of the proposed amendment is attached as Appendix B, which is incorporated by reference in its entirety into this section of the 2009 Proxy Statement.

Purpose of Preferred Stock

        The Board of Directors believes that the amendment to the Articles of Incorporation is advisable and in the best interests of the Corporation and its shareholders for several reasons. First, the authorization of preferred stock will supplement our authorized common stock by creating an undesignated class of preferred stock to increase our flexibility in structuring future capital-raising transactions, acquisitions, joint ventures, and strategic alliances. Also, preferred stock may be useful in connection with stock dividends or equity compensation plans. Furthermore, having the authority to issue preferred stock will enable us to issue equity securities with terms tailored to specific purposes and to avoid the possible delay and expense associated with calling and holding a special meeting of shareholders to authorize additional capital stock. The Board of Directors believes that the enhanced ability to respond to favorable capital market conditions and other opportunities before conditions or opportunities pass is in the best interests of the Corporation and its shareholders.

Effect of Preferred Stock Upon Holders of Common Stock

        The actual effect of the issuance of any shares of preferred stock upon the rights of holders of the common stock cannot be stated until the Board of Directors determines the specific terms of the issued preferred stock. However, the effects might include, among other things, restricting dividends on the common stock, diluting the voting power of the common stock, diluting the equity interest of the existing holders of common stock if the preferred stock is convertible into common stock, reducing the market price of the common stock, or impairing the liquidation rights of the common stock.

        If shareholders approve and adopt this amendment to the Corporation's Articles of Incorporation, the Board of Directors will have the authority to create and issue a class of preferred stock without further shareholder approval. Among other things, the Board of Directors will have the authority to establish the number of shares constituting a series, dividend rights, voting rights, conversion or exchange privileges, redemption features, sinking fund provisions, and rights in the event of a voluntary or involuntary liquidation or dissolution.

        Furthermore, any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Corporation by increasing the number of outstanding shares entitled to vote on the matter, thereby increasing the number of votes required to approve a change in control. Preferred stock with voting rights or that is convertible into shares of common stock (or rights to purchase such shares) could be issued to render more difficult or discourage an attempt to obtain control of the Corporation by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Corporation by tender offer or other means. These issuances could, therefore, deprive shareholders of benefits that could result from an attempt, such as the realization of a premium over the market price. However, the preferred stock is not being proposed for an anti-takeover-related purpose, and the Corporation has no knowledge of any current efforts to obtain control of the Corporation or to effect large accumulations of the Corporation's voting stock.

        Holders of common stock will not have preemptive rights with respect to the issuance of preferred stock. The Corporation does not currently have any definitive plans, arrangements or understandings with respect to the issuance of any of the proposed shares of preferred stock.

Required Vote

        Approval and adoption of the amendment to our Articles of Incorporation to authorize a class of preferred stock requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDMENT TO THE CORPORATION'S ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED STOCK.

 ACNB CORPORATION
2009 RESTRICTED STOCK PLAN

        On February 24, 2009, the Board of Directors adopted the ACNB Corporation 2009 Restricted Stock Plan (the "Restricted Stock Plan"). Restricted stock is stock granted to an employee or director which is not transferred to the employee or director until specific conditions are met. Typical restrictions include performance goals for the individual or Corporation or remaining with the Corporation for a specific number of years. Once the conditions are met, then the stock is no longer restricted and is transferred to the employee or director. The Board believes that restricted stock awards can serve as an important element in attracting and retaining employees and directors who are expected to contribute to the Corporation's growth and success. By compensating employees and directors with shares of Corporation stock, the employees and directors have additional incentive to ensure that the Corporation is successful.

        The Corporation does not currently have a restricted stock plan.

Summary of the Restricted Stock Plan

        The following is a brief summary of the Restricted Stock Plan. The following summary is qualified in its entirety by reference to the Restricted Stock Plan, a copy of which is included as Appendix C to this 2009 Proxy Statement and incorporated herein by reference.

Shares Subject to the Restricted Stock Plan

        The number of shares of common stock which may be issued under the Restricted Stock Plan may not exceed 200,000 shares. If any restricted stock award is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such restricted stock award will again be available for grant under the Restricted Stock Plan.

Eligibility to Receive Stock Awards

        The Corporation's employees and directors, approximately 300 persons, are all eligible to be granted restricted stock awards under the Restricted Stock Plan; however, the Compensation Committee determines to whom specifically restricted stock will be granted. The granting of restricted stock awards under the Restricted Stock Plan is discretionary, and the Board cannot currently determine whether restricted stock awards will be granted in the future to any particular person or group. Simply because one employee or director is granted a restricted stock award does not mean that another employee or director will be awarded restricted stock as well. The Compensation Committee may select participants based upon a person's responsibilities and service, past, present, and anticipated future contributions, or such other criteria as the Compensation Committee determines is appropriate. No awards of restricted stock have been made to date, and the Compensation Committee has not determined who, if anyone, will receive awards.

Description of Restricted Stock Grants

        The Compensation Committee may award restricted stock contingent upon the employee (or director), Corporation, or Bank meeting certain performance goals or the employee (or director) continuing to be employed by the Bank (or serving as a director) after a certain period of time. Restricted stock granted pursuant to the Restricted Stock Plan is subject to forfeiture in the event that the conditions specified in the applicable restricted stock agreement are not satisfied prior to the end of the applicable restriction period established for such restricted stock award. The restricted stock becomes vested, and not subject to forfeiture, in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Corporation or the Bank of certain performance goals, or any combination of the above, as the Compensation Committee shall decide in each case when the restricted stock is awarded.

        In the event of a change of control of the Corporation, the death or disability of the employee or director, or upon retirement of the employee or director at or after age 62, all shares of restricted stock will become fully vested. Generally, unless the Compensation Committee determines otherwise, any shares of restricted stock that have not vested on the date of termination of employment are forfeited by such person when such person terminates employment with the Corporation.

Administration

        The Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to designate participants; determine the number, terms and conditions of each award; establish, adopt or revise any rules and regulations as it may deem advisable; and, make all other decisions and determinations that may be required under the Plan.

Amendment or Termination

        The Compensation Committee may amend, suspend or terminate the Restricted Stock Plan at any time.

Tax Consequences to the Corporation

        The Corporation generally will be entitled to a business expense deduction with respect to any ordinary compensation income recognized by a participant under the Restricted Stock Plan at the same time that the participant recognizes ordinary compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code. In general, the sale of any common stock acquired under the Restricted Stock Plan will not have any tax consequences to the Corporation.

Tax Consequences to the Holder

        A participant will not recognize taxable income upon the grant of a restricted stock award, unless the participant makes an election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within thirty (30) days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the restricted stock award is granted, in an amount equal to the difference between the fair market value of the common stock at the time the restricted stock award is granted and the purchase price paid for the common stock, if any. If a participant makes a Section 83(b) Election and then forfeits the common stock, such participant will not be permitted to reverse the amount of ordinary income recognized, but will have a capital loss of such amount. If a Section 83(b) Election is not made, the participant will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the common stock at the time of such lapse and the original purchase price paid for the common stock, if any.

        The participant will have a tax basis in the common stock acquired upon a restricted stock award equal to the sum of the price paid, if any, and the amount of ordinary compensation income recognized.

        Upon the disposition of the common stock acquired pursuant to a stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the common stock and the participant's tax basis in the common stock. The gain or loss will be a long-term capital gain or loss if the shares are held for more than one (1) year. For this purpose, the holding period will begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the date the restricted stock award is granted if a Section 83(b) Election is made.

        This description is only a summary of current law and does not reflect any tax consequences in any other jurisdiction. Each participant is urged to seek advice from his or her personal tax adviser.

Restrictions on Transfer

        Shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable restricted period or for such period of time as shall be established by the Compensation Committee.

Voting Rights

        Unless otherwise determined by the Compensation Committee at the time of grant, a participant holding restricted stock shall be entitled to full voting rights with respect to those shares during the restriction period.

Dividends and Other Distributions

        During the restriction period, a participant holding restricted stock may, if the Compensation Committee so determines, be credited with dividends paid with respect to the underlying shares. The Compensation Committee may apply any restrictions to the dividends that the Compensation Committee deems appropriate.

Required Vote

        Approval and ratification of the ACNB Corporation 2009 Restricted Stock Plan requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE ACNB CORPORATION 2009 RESTRICTED STOCK PLAN.

INDEPENDENT AUDITORS

        Aggregate fees billed to ACNB Corporation by Beard Miller Company, LLP for services rendered are presented below:

	Year Ended December 31,
	2008	2007
Audit Fees	$158,317	$153,489
Audit Related Fees	750	—
Tax Fees	38,235	23,637
All Other Fees	2,925	—

Total Fees	$200,226	$177,126

        Audit Fees include fees billed for professional services rendered for the audit of annual financial statements and fees billed for the review of financial statements included in the Corporation's Forms 10-Q and 10-K or services that are normally provided by Beard Miller Company, LLP in connection with statutory and regulatory filings or engagements (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

        Audit Related Fees include fees billed for assurance and related services by Beard Miller Company, LLP that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not reported under the Audit Fees section of the table above. These services included the review of the SEC comment letter received in 2008.

        Tax Fees include fees billed for professional services rendered by Beard Miller Company, LLP for tax compliance, tax advice, and tax planning. These services included preparation of federal and state tax returns in 2007 and 2008, as well as consulting services for the insurance agency purchase and bank-owned life insurance/1035 exchanges including required additional 2007 filings in 2008.

        All Other Fees include fees billed for products and services provided by Beard Miller Company, LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. These services included acquisition-related work and other services in 2008.

        The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining the independence of Beard Miller Company, LLP.

        The Audit Committee preapproves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Preapproval will generally be provided for up to one (1) year, and any preapproval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also preapprove particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. None of the services related to the Audit Related Fees, Tax Fees, or All Other Fees described above was approved by the Audit Committee pursuant to the preapproval waiver provisions set forth in the applicable SEC rules. In addition, the Audit Committee annually considers and recommends to the Board of Directors the selection of the Corporation's independent auditors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires ACNB Corporation's directors, executive officers, and shareholders who beneficially own more than 10% of ACNB Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ACNB Corporation with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2008 except for Ronald L. Hankey who had one late report regarding two transactions and Jennifer L. Weaver who had two late reports regarding five transactions.

PROPOSALS

1.     TO FIX THE NUMBER OF DIRECTORS OF ACNB CORPORATION AT THIRTEEN (13).

        The Board of Directors recommends a vote FOR this proposal.

2.     TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FIVE (5).

        The Board of Directors recommends a vote FOR this proposal.

3.     TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT FOUR (4).

        The Board of Directors recommends a vote FOR this proposal.

4.     TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR (4).

        The Board of Directors recommends a vote FOR this proposal.

5.     TO ELECT FOUR (4) CLASS 2 DIRECTORS FOR TERMS OF THREE (3) YEARS.

        Nominees for Class 2 Director are:

  John R. Schnitzer
  Alan J. Stock
  Jennifer L. Weaver
  Harry L. Wheeler

        The Board of Directors recommends a vote FOR the election of these nominees as Class 2 Director.

        Cumulative voting rights do not exist with respect to the election of directors. The four (4) directors receiving the highest number of "FOR" votes cast (in person or by proxy and entitled to vote at the annual meeting) by those shareholders entitled to vote will be elected directors.

        In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Board's nominees and "FOR" all other proposals described in this proxy statement).

6.     TO APPROVE AND ADOPT THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF ACNB CORPORATION TO AUTHORIZE PREFERRED STOCK.

        The Board of Directors recommends that the shareholders vote FOR the approval and adoption of the amendment to the Articles of Incorporation of the Corporation to authorize preferred stock.

7.     TO APPROVE AND RATIFY THE ACNB CORPORATION 2009 RESTRICTED STOCK PLAN.

        The Board of Directors recommends that the shareholders vote FOR the approval and ratification of the ACNB Corporation 2009 Restricted Stock Plan.

8.     TO RATIFY THE SELECTION OF BEARD MILLER COMPANY, LLP AS ACNB CORPORATION'S INDEPENDENT AUDITORS.

RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS

        The Board of Directors has selected Beard Miller Company, LLP as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2009. Beard Miller Company, LLP served as the Corporation's independent auditors for the year ended December 31, 2008.

        Beard Miller Company, LLP has advised us that neither the firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent certified public auditors and clients.

        We expect a representative of Beard Miller Company, LLP to be present at the Annual Meeting of Shareholders, to respond to appropriate questions, and to make a statement if the representative desires to do so.

        The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company, LLP as independent auditors for the fiscal year ending December 31, 2009.

9.     TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2009 ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ADDITIONAL INFORMATION

        Any shareholder may obtain a copy of ACNB Corporation's Annual Report on Form 10-K for the year ended December 31, 2008, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Shareholder Relations, ACNB Corporation, 16 Lincoln Square, P. O. Box 3129, Gettysburg, Pennsylvania 17325, or calling 717-339-5085. You may also view these documents on our website at www.acnb.com under the ACNB Corporation Investor Relations tab or directly at http://www.acnb.com/home/acn.acn_meeting.

OTHER MATTERS

        The Board of Directors knows of no matters other than those discussed in this proxy statement that will be presented at the annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

Appendix A

ACNB CORPORATION & SUBSIDIARIES
AUDIT COMMITTEE CHARTER

ORGANIZATION

        The Audit Committee is a committee of outside members of the Board of Directors. Its function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Securities and Exchange Commission, the shareholders or the public, the systems of internal controls which management and the Board of Directors have established, and the audit process.

AUTHORIZATION

        The Audit Committee of ACNB Corporation and Subsidiaries is a standing committee of the Board of Directors authorized by the Bylaws of ACNB Corporation.

PURPOSE

        The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors, and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitoring the Company's compliance with the Code of Ethics. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors, and corporate counsel.

MEMBERSHIP AND STRUCTURE

        The Audit Committee shall be comprised of at least three members of the Board, and the members must be independent in accordance with the Company's independence standards. In addition, the members must meet the experience and expertise requirements set forth by the Board of Directors and applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

        All members of the Audit Committee shall have a general understanding of finance and accounting practices, and at least one member of the Committee shall be an "audit committee financial expert" as defined by the Securities and Exchange Commission. Each member shall be free of any relationship that, in the opinion of the Board, would under applicable laws and regulations make the director not independent. No Committee member shall simultaneously serve on the audit committees of more than two other public companies. A Chair shall be elected by the full Board. The Chair shall lead all regular sessions of the Committee and set the agenda for the Committee meetings.

Appendix A, Page 1

AUTHORITY

        The Audit Committee shall have the sole authority to select, evaluate, appoint and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice shall be considered privileged communications of the Company, and the Audit Committee shall take all necessary steps to preserve the privileged nature of those communications.

        The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

        The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members shall constitute a quorum. A member of the Audit Committee or a person designated by the Audit Committee shall keep minutes. The Committee shall regularly report to the Board on the Audit Committee's activities, and annually review and evaluate its own performance. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        All members of the Board who are not members of the Committee may attend meetings of the Committee, but may not vote. The Committee may invite to its meetings any management or other personnel of the Company, or any third parties, as it deems appropriate in order to carry out its responsibilities.

RESPONSIBILITIES AND DUTIES

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements.

The Audit Committee's responsibilities and duties are designated by the categories listed below:

1.     Financial Statement and Disclosure Matters

  •
  Review the regular internal reports to management prepared by the internal audit function and management's response.

  •
  Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

Appendix A, Page 2

  •
  Prepare annually a report for inclusion in the Company's proxy statement relating to its annual meeting of shareholders. In that report, the Audit Committee shall state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; and (iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1, as that standard may be modified or supplemented from time to time, and discussed with the independent auditors the independence of the independent auditors. Based on the review and discussions of (i) through (iii) above, the Audit Committee shall state whether it recommends that the audited financial statements be included in the Company's Form 10-K.

  •
  Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  •
  Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Qs about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

  •
  At least annually prior to the filing of the Audit Committee Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

  •
  Critical accounting policies and practices to be used;

  •
  Alternative treatments of financial information within generally accepted accounting principles;

  •
  Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and,

  •
  Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's office with respect to difficult auditing or accounting issues presented by the engagement.

  •
  Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

  •
  Review with management the Audit Committee's evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in or material noncompliance with such controls and procedures.

  •
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

Appendix A, Page 3

2.     Authorization of the Company's Whistleblower Policy

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  •
  Treatment of Certain Complaints

  •
  The protection of corporate whistleblowers shall be the responsibility of the Audit Committee.

  •
  The Audit Committee shall protect anyone who comes forth with any information concerning any irregularities or fraudulent activity being performed. The Sarbanes-Oxley Act of 2002 expands the federal statute concerning retaliation against a witness to prohibit interference with the lawful employment or livelihood of a witness for providing information relating to the commission of a federal offense.

  •
  The Audit Committee shall provide for employees of a public company who provide evidence of fraud. The Company may not fire, demote, suspend, threaten, harass, or otherwise discriminate against an employee because of the employee's involvement in a securities or fraud-related investigation involving the Company. Any employee who is adversely treated because of his or her whistleblowing activities may sue the Company within 90 days after the date of the discriminatory act for compensatory damages and attorney's fees. The employee must make a prima facie case showing that his or her whistleblowing activities were a contributing factor in the unfavorable personnel action alleged in the complaint, while the employer must show by clear and convincing evidence that it would have taken the same unfavorable personnel action in the absence of the whistleblowing behavior.

3.     Oversight of the Company's Relationship with Independent Auditors

  •
  The independent auditors shall report directly to the Audit Committee.

  •
  Review and discuss the scope and plan of the independent audit.

  •
  Review and appraise the audit efforts of the Company's independent auditors and internal audit function.

  •
  Provide an open avenue of communication with the independent auditors.

  •
  On an annual basis, review and discuss with the auditors all significant relationships the auditors have with the Company to determine the independence of the internal and independent auditors.

  •
  Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

  •
  Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

  •
  Review with management and the independent auditors at the completion of the annual examination:

  •
  The Company's annual financial statements and related footnotes;

  •
  The independent audit of the financial statements and report thereon;

Appendix A, Page 4

    •
    Any significant changes required in the independent audit plan; and,

    •
    Any serious difficulties or disputes with management encountered during the course of the audit.

  •
  Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  •
  Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and internal controls.

  •
  Receive and discuss a report from the independent auditors at least annually regarding:

  •
  The independent auditors' internal quality control procedures;

  •
  Any material issues raised by the most recent quality control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

  •
  Any steps taken to deal with any such issues; and,

  •
  All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

  •
  Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Preapproval authority may be delegated to one or more members of the Audit Committee.

  •
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

  •
  Ensure the rotation of audit partners every five years, as well as consider whether there should be regular rotation of the audit firm itself.

4.     Financial Reporting Processes

  •
  In consultation with the independent auditors and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

  •
  Review any differences in the independent auditors' judgments relating to the interpretation of the Company's accounting principles as applied in its financial reporting.

  •
  Review and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal audit function.

  •
  Review with the Chief Executive Officer, Chief Financial Officer, independent auditors, and the manager of the internal audit function the financial report before it is filed with the SEC or other regulators.

Appendix A, Page 5

  •
  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

  •
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles, the effect of any regulatory and accounting initiatives, and off-balance sheet structures should be reviewed.

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

5.     Oversight of Audit and Risk Review ("ARR")

  The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Company policy. As used in this section or subsequent sections, the "lead or coordinating auditor" refers to the Company's internal auditor or, if such services are outsourced, to the auditor of the public accounting firm primarily responsible for the Company's internal audit functions.

  •
  Review and discuss the appointment and replacement of the lead or coordinating auditor.

  •
  Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

  •
  Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR function, and ensure that the ARR function is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

  •
  Review any significant disagreement among management and the independent auditors or the internal audit function in connection with the preparation of the financial statements.

  •
  Review with the independent auditors, the lead or coordinating auditor, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  •
  Inquire of management, the lead or coordinating auditor of the internal audit function, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

  •
  Consider, in consultation with the independent auditors and the lead or coordinating auditor of the internal audit function, the audit scope and plan of the internal auditors.

  •
  Review with the lead or coordinating auditor of the internal audit function and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  •
  Consider and review with the independent auditors and the lead or coordinating auditor of the internal audit function:

  •
  The adequacy of the Company's internal controls including computerized information, system controls, and security;

  •
  Any related significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto;

Appendix A, Page 6

    •
    Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

    •
    Any changes required in the planned scope of their audit plans; and,

    •
    The Internal Audit Department Charter.

6.     Compliance Oversight Responsibilities

  •
  Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company, and the Company's compliance with applicable law and listing standards.

  •
  Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.

  •
  Review and discuss with management and the independent auditors any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

  •
  Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.

  •
  Advise the Board with respect to policies and procedures regarding compliance with the Company's Code of Ethics including review of the process for communicating the Code of Ethics to Company personnel and for monitoring compliance.

  •
  Review periodically the Code of Ethics and ensure that management has established a system to enforce this Code.

  •
  Review activities, organizational structure, and qualifications of the internal audit function.

  •
  Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements, related Company compliance policies, and programs and reports received from regulators.

  •
  Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

  •
  Possess the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation or as it deems necessary to carry out its duties.

  •
  Perform such other functions as assigned by law, the Bylaws, or the Board of Directors.

  •
  Ensure no improper influence by the Board of Directors or management in the conduct of internal or external audits.

Appendix A, Page 7

Appendix B

AMENDMENT
TO ARTICLES OF INCORPORATION
OF ACNB CORPORATION

4.	(A)	The aggregate number of shares that the Corporation shall have authority to issue is Twenty Million (20,000,000) shares of Common Stock having a par value of $2.50 per share (the "Common Stock") and Twenty Million (20,000,000) shares of Preferred Stock having a par value of $2.50 per share (the "Preferred Stock").
(B)
The Preferred Stock may be issued from time to time by the Board of Directors as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or may differ from those of any other series. The Board of Directors of the Corporation is hereby expressly granted authority, subject to the provisions of this Article 4, to issue Preferred Stock, from time to time, in one or more series and to fix, from time to time, before issuance thereof, by filing a certificate pursuant to the Business Corporation Law, the number of shares in each such series of such class and all designations, relative rights (including the right, to the extent permitted by law, to convert into shares of any class or into shares of any series of any class), preferences and limitations of the shares in each such series, including, but without limiting the generality of the foregoing, the following:
(i)
The number of shares to constitute such series (which number may at any time, or from time to time, be increased or decreased by the Board of Directors, notwithstanding that shares of the series may be outstanding at the time of such increase or decrease, unless the Board of Directors shall have otherwise provided in creating such series) and the distinctive designation thereof;
(ii)
The dividend rate on the shares of such series, whether or not dividends on the shares of such series shall be cumulative, and the date or dates, if any, from which dividends thereon shall be cumulative;
(iii)
Whether or not the shares of such series shall be redeemable, and, if redeemable, the date or dates upon or after which they shall be redeemable and the amount or amounts per share (which shall be, in the case of each share, not less than its preference upon involuntary liquidation, plus an amount equal to all dividends thereon accrued and unpaid, whether or not earned or declared) payable thereon in the case of the redemption thereof, which amount may vary at different redemption dates or otherwise as permitted by law;
(iv)
The right, if any, of holders of shares of such series to convert the same into, or exchange the same for, Common Stock or other stock as permitted by law, and the terms and conditions of such conversion or exchange, as well as provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;
		(v)	The amount per share payable on the shares of such series upon the voluntary and involuntary liquidation, dissolution or winding up of the Corporation;
(vi)
Whether the holders of shares of such series shall have voting power, full or limited, in addition to the voting powers provided by law, and, in case additional voting powers are accorded, to fix the extent thereof; and,

Appendix B, Page 1

(vii) Generally to fix the other rights and privileges and any qualifications, limitations or restrictions of such rights and privileges of such series, provided, however, that no such rights, privileges, qualifications, limitations or restrictions shall be in conflict with the Articles of Incorporation of the Corporation or with the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of which there are shares then outstanding.
(C)
All shares of Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock of all series shall be of equal rank and shall be identical in all respects, except that to the extent not otherwise limited in this Article 4 any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations described or referred to in subparagraphs (B)(i) to (vii) inclusive of this Article 4.
(D)
Dividends on the outstanding Preferred Stock of each series shall be declared and paid or set apart for payment before any dividends shall be declared and paid or set apart for payment on the Common Stock with respect to the same quarterly dividend period. Dividends on any shares of Preferred Stock shall be cumulative only if and to the extent set forth in a certificate filed pursuant to law. After dividends on all shares of Preferred Stock (including cumulative dividends if and to the extent any such shares shall be entitled thereto) shall have been declared and paid or set apart for payment with respect to any quarterly dividend period, then and not otherwise as long as any shares of Preferred Stock shall remain outstanding, dividends may be declared and paid or set apart for payment with respect to the same quarterly dividend period on the Common Stock out of the assets or funds of the Corporation legally available therefor.
(E)
All shares of Preferred Stock of all series shall be of equal rank, preference and priority as to dividends irrespective of whether or not the rates of dividends to which the particular series of Preferred Stock shall be entitled are the same and when the stated dividends are not paid in full, the shares of all series of Preferred Stock shall share ratably in the payment thereof in accordance with the sums which would be payable on such shares if all dividends were paid in full, provided, however, that any two or more series of Preferred Stock may differ from each other as to the existence and extent of the right to cumulative dividends, as aforesaid.
(F)
Except as otherwise specifically provided in the certificate filed pursuant to law with respect to any series of Preferred Stock or as otherwise provided by law, the Preferred Stock shall not have any right to vote for the election of directors or for any other purpose, and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each holder of Common Stock shall be entitled to one vote for each share thereof held. In all instances in which voting rights are granted to the Preferred Stock or any series thereof, such Preferred Stock or series shall vote with the Common Stock as a single class, except with respect to any vote for the approval of any merger, consolidation, liquidation or dissolution of the Corporation and except as otherwise provided in the certificate filed pursuant to law with respect to any series of the Preferred Stock or as otherwise provided by law.

Appendix B, Page 2

(G)	In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each series of Preferred Stock shall have preference and priority over the Common Stock for payment of the amount to which each outstanding series of Preferred Stock shall be entitled in accordance with the provisions thereof and each holder of Preferred Stock shall be entitled to be paid in full such amount, or have a sum sufficient for the payment in full set aside, before any payments shall be made to the holders of Common Stock. If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or the proceeds thereof, distributable among the holders of the shares of all series of Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable if all amounts payable thereon were paid in full. After the holders of the Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for the payment in full set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock. A consolidation or merger of the Corporation with or into another corporation or corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article 4.
(H)
In the event that Preferred Stock of any series shall be made redeemable as provided in subparagraph (B)(iii) of this Article 4, the Corporation, at the option of the Board of Directors, may redeem at any time or times, from time to time, all or any part of any one or more series of Preferred Stock outstanding by paying for each share the then applicable redemption price fixed by the Board of Directors as provided herein, plus an amount equal to accrued and unpaid dividends to the date fixed for redemption, upon such notice and terms as may be specifically provided in the certificate filed pursuant to law with respect to such series of Preferred Stock.
(I)
No holder of Preferred Stock of the Corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, or any securities convertible into, exchangeable for or carrying rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized, and whether issued for cash or other consideration or by way of dividend.

Appendix B, Page 3

Appendix C

ACNB CORPORATION
2009 RESTRICTED STOCK PLAN

ARTICLE I

Purpose of Plan

        The ACNB Corporation 2009 Restricted Stock Plan is established effective as of February 24, 2009, for employees and directors of ACNB Corporation and Adams County National Bank, as may be selected by the Committee. The Plan is intended to advance the best interests of the Corporation and its stockholders by providing those persons who have responsibility for its growth with additional incentives by allowing them to acquire an ownership interest in the Corporation and thereby encouraging them to contribute to the success of the Corporation and the Bank.

ARTICLE II

Definitions

        For purposes of the Plan, the following terms shall have the meanings set forth below:

        "Award" shall mean a grant of restricted stock to a Participant under Article V.

        "Bank" shall mean Adams County National Bank.

        "Board" shall mean the Board of Directors of the Corporation.

        "Change of Control" shall mean a change in the ownership or effective control of the Bank or the Corporation as described in Code Section 409A(a)(2)(A)(v).

        "Code" shall mean the Internal Revenue Code of 1986, as amended (or any successor provision thereto) and the regulations thereunder.

        "Committee" shall mean the Compensation Committee of the Board or such other committee which may be designated by the Board to administer the Plan. The Committee shall be composed of two or more Non-Employee Directors, as defined in Rule 16b-3 under the 1934 Act, as appointed from time to time to serve by the Board.

        "Common Stock" shall mean shares of the Corporation's Common Stock, par value $2.50 per share, or if the outstanding shares of Common Stock are hereafter changed into or exchanged for different shares or securities of the Corporation, such other shares or securities.

        "Corporation" shall mean ACNB Corporation.

        "Disability" shall mean the Participant's inability to perform substantially all normal duties of the Participant's position, as determined by the Committee in its sole discretion. However, in the event that the Participant has been determined to be disabled by the Bank's disability carrier or by the Social Security Administration, then the Participant shall be deemed disabled.

        "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

        "Participant" shall mean any employee or director of the Corporation or the Bank who has been selected to participate in the Plan by the Committee.

        "Plan" shall mean the ACNB Corporation 2009 Restricted Stock Plan.

Appendix C, Page 1

        "Termination of Service" shall mean the Participant's ceasing to be employed by the Corporation or the Bank for any reason whatsoever, voluntary or involuntary, other than by reason of death or Disability or an approved leave of absence.

ARTICLE III

Administration

1.
Committee.    The Plan shall be administered by the Committee, provided that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board.

2.
Authority of Committee.    Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to:

          (i)    select Participants to receive Awards;

          (ii)   determine the terms, restrictions, conditions, and quantity of Awards;

          (iii)  interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan;

          (iv)  correct any defect or omission or reconcile any inconsistency in the Plan or in any Awards thereunder; and,

          (v)   make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

  Determinations by the Board or the Committee under the Plan including, without limitation, determinations of the Participants eligible for the Awards, the form, amount and timing of Awards, the terms and provisions of Awards, and the writings evidencing Awards, need not be uniform and may be made selectively among Participants who receive Awards hereunder, whether or not such Participants are similarly situated. The Board's or Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Corporation and all other persons.

3.
Expenses.    All expenses associated with the administration of the Plan shall be borne by the Corporation.

4.
Delegation of Duties.    The Committee may, subject to the terms of the Plan and applicable law, appoint such agents as it deems necessary or advisable for the proper administration of the Plan. The Committee may delegate to the Corporation's Chief Executive Officer or to other officers of the Corporation its authority under this Article, provided that such delegation shall not extend to the Awards or the exercise of discretion with respect to Awards to employees who, at the time of the action, are covered employees within the meaning of Code Section 162(m)(3) or officers of the Corporation or its subsidiaries who are subject to the reporting requirements of Section 16(a) of the 1934 Act.

ARTICLE IV

Shares Eligible for Restricted Stock Grants

1.
Number of Shares of Common Stock.    The number of shares of Common Stock which may be awarded as Awards shall not exceed, in the aggregate, 200,000 shares, provided that the type and the aggregate number of shares of Common Stock which may be granted under the Plan shall be subject to adjustment in accordance with the provisions of Article IV paragraph 2 below, and further provided that to the extent any shares of Common Stock that are granted under an Award

Appendix C, Page 2

  that has terminated or been canceled, or any shares of Common Stock that have been forfeited in any manner, shall again be available under the Plan. The shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

2.
Adjustments.    In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change, identified by the Committee, in the Common Stock, the Committee may make such adjustments, if any, in the number and type of shares authorized for issuance by the Plan as may be determined to be appropriate and equitable in the sole discretion of the Committee, provided that fractions of a share will be rounded down to the nearest whole share.

ARTICLE V

Restricted Stock Awards

1.
Awards.    The Committee may award shares of Common Stock to Participants, which shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a)   Awards may become vested, and not subject to forfeiture, in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Corporation or the Bank of certain performance goals, as the Committee shall decide in each case when Awards are granted.

          (b)   In the event of a Change of Control, all of the shares of Common Stock under an Award shall become fully vested, and not subject to forfeiture, for any Participant who is employed by the Corporation or the Bank at the time of the Change of Control or who has been terminated, for reasons other than violation of state or federal laws, after the entry of the Corporation or Bank into a written agreement to effectuate a Change of Control.

          (c)   All of the shares of Common Stock under an Award shall become fully vested, and not subject to forfeiture, upon the death or Disability of any Participant who is employed by the Corporation or the Bank at the time of the Participant's death or Disability.

          (d)   All of the shares of Common Stock under an Award shall become fully vested, and not subject to forfeiture, upon the Participant retiring from service at the Corporation or Bank at or after age 62.

          (e)   Awards hereunder shall be subject to the terms and conditions of this Plan and a written agreement (a "Restricted Stock Agreement") which shall be signed by the Participant and an authorized officer of the Corporation and which shall contain such terms and conditions as the Committee shall deem necessary and desirable.

2.
Forfeiture Upon Termination of Service.    Except as otherwise provided by the Committee in the Restricted Stock Agreement for a Participant's Award, any portion of such Participant's shares of Common Stock that was not vested on the date of such Participant's Termination of Service shall be forfeited as of such date.

3.
Restrictions on Transfer.    Shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable restricted period or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement.

4.
Voting Rights.    Unless otherwise determined by the Committee at the time of grant, a Participant holding restricted stock shall be entitled to full voting rights with respect to those shares during the restriction period.

Appendix C, Page 3

5.
Dividends and Other Distributions.    During the restriction period, a Participant holding restricted stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

ARTICLE VI

General Provisions

1.
Eligibility.    Persons eligible to participate in the Plan include all employees and directors as determined by the Committee.

2.
Listing, Registration and Compliance with Laws and Regulations.    Awards granted under this Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock granted under the Plan upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the grant of Awards under the Plan, no Awards may be granted, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Awards shall supply the Corporation with such certificates, representations and information as the Corporation shall request and shall otherwise cooperate with the Corporation in obtaining such listing, registration, qualification, consent or approval. In the case of holders of such Awards who are subject to Section 16(b) of the 1934 Act, the Committee may at any time impose any limitations upon the grant and/or vesting of Awards that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder.

3.
Withholding of Taxes.    The Corporation or the Bank shall be entitled, if necessary or desirable, to withhold from any Participant any amounts due and payable by the Corporation or the Bank to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Corporation or the Bank with respect to any shares of Common Stock subject to Awards, and the Corporation may defer such issuance unless indemnified to its satisfaction.

4.
Rights of Participants.    Nothing in this Plan or in any Restricted Stock Agreement shall interfere with or limit in any way the right of the Corporation or the Bank to terminate any Participant's employment at any time (with or without cause), nor confer upon any Participant any right to continue in the employ of the Corporation or the Bank for any period of time or to continue his or her present (or any other) rate of compensation. No employee shall have a right to be selected to receive an Award or, having been so elected, to be selected again to receive an Award.

5.
Amendment, Suspension and Termination of Plan.    The Committee may suspend or terminate the Plan or any portion thereof at any time and may amend from time to time in such respects as the Committee may deem advisable, provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the shares of Common Stock are listed, and further provided that no such amendment, suspension or termination shall impair the rights of Participants in respect of then outstanding Awards awarded under this Plan without the consent of the Participants affected thereby.

6.
Amendment, Modification and Cancellation of Agreements.    The Committee may amend, modify or cancel any Restricted Stock Agreement in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Restricted Stock Agreement,

Appendix C, Page 4

  provided that no such amendment, modification or cancellation shall impair the rights of any Participant under any Restricted Stock Agreement without the consent of such Participant.

7.
Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any awards of Awards awarded thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, provided that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Corporation written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

8.
Term of the Plan.    This Plan shall be effective as of the effective date specified in Article I, subject to the approval of the Plan by the affirmative vote of the stockholders of the Corporation entitled to vote thereon at the time of such approval. No Awards shall be awarded under the Plan after the tenth anniversary of the effective date of the Plan, but Awards awarded theretofore shall continue beyond that date in accordance with the terms of the Restricted Stock Agreements.

Appendix C, Page 5

ACNB CORPORATION

PROXY

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2009.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Wayne E. Lau and Robert W. Miller and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ACNB Corporation that the undersigned shareholder(s) may be entitled to vote at the Annual Meeting of Shareholders to be held at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325, on Tuesday, May 5, 2009, at 1:00 p.m., prevailing time, and at any adjournment or postponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before the Annual Meeting.

		For	Against	Abstain
1.	TO FIX THE NUMBER OF DIRECTORS OF ACNB CORPORATION AT THIRTEEN (13).	☐	☐	☐

2.	TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FIVE (5).	☐	☐	☐

3.	TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT FOUR (4).	☐	☐	☐

4.	TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR (4).	☐	☐	☐

		For	With- hold	For All Except
5.	TO ELECT FOUR (4) CLASS 2 DIRECTORS TO SERVE FOR A THREE-YEAR TERM. John R. Schnitzer Alan J. Stock Jennifer L. Weaver Harry L. Wheeler	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and strike the name above.

		For	Against	Abstain
6.	TO APPROVE AND ADOPT THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF ACNB CORPORATION TO AUTHORIZE PREFERRED STOCK.	☐	☐	☐

7.	TO APPROVE AND RATIFY THE ACNB CORPORATION 2009 RESTRICTED STOCK PLAN.	☐	☐	☐

8.	TO RATIFY THE SELECTION OF BEARD MILLER COMPANY, LLP AS ACNB CORPORATION’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2009.	☐	☐	☐

The Board of Directors recommends a vote FOR all nominees listed above and FOR proposals 1, 2, 3, 4, 6, 7 and 8.

9.	In their discretion, the proxyholders are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement of the meeting.

Please be sure to sign and date this Proxy in the box below.
Date

Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

ACNB CORPORATION

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE ABOVE-SIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 1, 2, 3, 4, 6, 7 and 8.

This Proxy must be dated, signed by the shareholder(s), and returned promptly to Registrar & Transfer Company in the enclosed envelope. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full title. If more than one trustee, all should sign. If stock is held jointly, each owner should sign.

PLEASE ACT PROMPTLY.

SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.acnb.com/home/acn.acn_meeting